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                                                                    EXHIBIT 99.1




                           PURCHASE AND SALE AGREEMENT
                             AND ESCROW INSTRUCTIONS


                                 BY AND BETWEEN


                             KOLL BREN FUND V, L.P.


                                   ("SELLER")


                                       AND


             BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP,


                                    ("BUYER")




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                                                         [7400 SOUTH TUCSON WAY]

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                           PURCHASE AND SALE AGREEMENT
                             AND ESCROW INSTRUCTIONS


        THIS PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this "AGREEMENT") is made and entered into as of September ___, 2004, between KOLL BREN FUND V, L.P., a Delaware limited partnership ("SELLER"), and BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP, a Texas limited partnership ("BUYER"), with reference to the following:

        A. Seller is the owner of the improved real property (the "REAL PROPERTY") described on EXHIBIT A attached hereto together with certain personal property located upon or used in connection with such improved real property and certain other assets relating thereto, all as more particularly described in
SECTION 2 hereof.

        B. Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Real Property, together with certain personal property and related assets on the terms and subject to the conditions contained in this Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.      BASIC TERMS AND DEFINITIONS; REFERENCES

        1.1     BASIC TERMS AND DEFINITIONS.

                (a) Effective Date. The effective date of this Agreement shall be the date set forth above ("EFFECTIVE DATE").

                (b) Closing Date. The last day that Close of Escrow may occur shall be September 30, 2004, at 1:00 p.m. (California time) (the "CLOSING DATE").

                (c) Title Review Period. The "TITLE REVIEW PERIOD" shall end on September 16, 2004, at 5:00 p.m. (California time).

                (d) Due Diligence Period. The "DUE DILIGENCE PERIOD" shall end on September 16, 2004, at 5:00 p.m. (California time).

                (e) Escrow Holder. The escrow holder shall be Chicago Title Company ("ESCROW HOLDER"), whose address is 16969 Von Karman, Irvine, California 92606, Escrow Officer: Joy Eaton; Telephone: (949) 263-0123; Telecopier: (949) 263-0356.

                (f) Title Company. The title company shall be Chicago Title Insurance Company ("TITLE COMPANY") whose address is 16969 Von Karman, Irvine, California 92606, Title Coordinator: John Premac; Telephone: (949) 263-0123;
Telecopier: (949) 263-0356.

        1.2 REFERENCES. All references to Exhibits refer to Exhibits attached to this Agreement and all such Exhibits are incorporated herein by reference. The words "herein," "hereof," "hereinafter" and words of similar import refer to this Agreement as a whole and not to any particular Section hereof.

2.      PURCHASE AND SALE.

        Subject to the terms and conditions of this Agreement, Seller agrees to sell, assign and transfer to Buyer and Buyer agrees to purchase from Seller, for the purchase price set forth in SECTION 3 hereof, all of Seller's right, title and interest in and to the following (collectively, the "PROPERTY"):

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        2.1     The Real Property, together with the buildings located thereon, and all associated parking areas, and all other improvements located thereon (the buildings and such other improvements are referred to herein collectively as the ("IMPROVEMENTS"); all references hereinafter made to the Real Property shall be deemed to include all rights, privileges, easements and appurtenances benefiting the Real Property and/or the Improvements situated thereon, including, without limitation, all mineral and water rights and all easements, rights-of-way and other appurtenances used or connected with the beneficial use or enjoyment of the Real Property;

        2.2 All personal property, equipment, supplies and fixtures (collectively, the "PERSONAL PROPERTY") listed on EXHIBIT B attached hereto or otherwise left on the Real Property at the Close of Escrow (as defined in SECTION 8.1 hereof) to the extent owned by Seller;

        2.3 All of Seller's interest in any intangible property (expressly excluding the names "Koll," "Bren", "K/B" or any derivative thereof, or any name that includes the word "Koll", the word "Bren", or the word "K/B", or any derivative thereof) used or useful in connection with the foregoing, including, without limitation, all contract rights, warranties, guaranties, licenses, permits, entitlements, governmental approvals and certificates of occupancy which benefit the Real Property and/or the Personal Property;

        2.4 All of Seller's interest in the lease affecting the Real Property as of the Close of Escrow (the "LEASE"); and

        2.5 All of Seller's interests in the contracts listed on EXHIBIT C attached hereto and all contracts hereafter entered into by Seller to the extent permitted by the provisions of this Agreement (the "CONTRACTS").

Notwithstanding anything to the contrary contained herein, the term "Property" shall expressly exclude any Rents (as such term is defined in SECTION 10.1 hereof) or any other amounts payable by the tenant under the Lease for periods prior to the Close of Escrow, any Rent or other amounts payable by any former tenants of the Property, and any judgments, stipulations, orders, or settlements with the tenant under the Lease or former tenants of the Property (hereinafter collectively referred to as the "EXCLUDED PROPERTY").

3.      PURCHASE PRICE AND DEPOSIT.

        3.1 PURCHASE PRICE. The purchase price for the Property shall be Nine Million One Hundred Thousand Dollars ($9,100,000) (the "PURCHASE PRICE").

        3.2 PAYMENT OF PURCHASE PRICE. The Purchase Price shall be payable as follows:

                3.2.1 Within one (1) business day after the Effective Date of this Agreement, and as a condition precedent to the effectiveness hereof, Buyer shall deposit in escrow with Escrow Holder (as defined in SECTION 9.1 hereof), in cash or current funds, the sum of (a) Seven Hundred Fifty Thousand Dollars ($750,000) (the "TRANSACTION DEPOSIT"), plus (b) Two Hundred Fifty Thousand Dollars ($250,000) (the "PERFORMANCE DEPOSIT"); the Transaction Deposit and the Performance Deposit are sometimes hereinafter collectively referred to as the "DEPOSIT." Immediately upon Escrow Holder's receipt of the Deposit (the "OPENING OF ESCROW"), Escrow Holder shall invest the same in a federally insured interest-bearing account acceptable to Seller and Buyer, with all interest accruing thereon credited to the Purchase Price. For purposes of this Agreement, any interest accruing on the Deposit from time to time shall be deemed part of the Deposit. Upon expiration of the Due Diligence Period, if Buyer has not previously terminated this Agreement by its terms, then Seller shall be entitled to have the Performance Deposit released to it and Escrow Holder is hereby directed to remit the Performance Deposit to Seller without further instruction from Buyer or Seller, and, at Escrow Holder's request, Buyer shall promptly sign and deliver to Escrow Holder such written instructions as Escrow Holder may request confirming that the Performance Deposit may be released to Seller. Buyer acknowledges and agrees that there shall not be any interest earned on the Performance Deposit after its release to Seller. Concurrently with the Close of

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Escrow, the Deposit (including the Performance Deposit) shall be credited to the
Purchase Price. Buyer agrees that in consideration of Seller's entering into the Purchase Agreement with Buyer and providing Buyer the opportunity to purchase the Property in accordance with the terms and conditions set forth herein, the Performance Deposit shall be deemed earned in full by Seller as of the execution and delivery of this Agreement and, notwithstanding anything stated to the contrary in this Agreement, if this Agreement is terminated by Buyer prior to the expiration of the Due Diligence Period for any reason other than Seller's breach of its obligations hereunder or the occurrence of damage or destruction to any portion of the Property or condemnation to any portion of the Property that permits Buyer to terminate this Agreement pursuant to SECTION 5.4 herein, the Performance Deposit shall be remitted to Seller and the Transaction Deposit shall be returned to Buyer. Buyer acknowledges and agrees that Seller would not have entered into this Agreement with Buyer and provided Buyer the opportunity to acquire the Property in accordance with the terms and conditions of this Agreement but for Buyer's agreement to treat the Performance Deposit in the manner provided in this SECTION 3.2.1.

                3.2.2 Provided all the conditions in SECTION 7.1 hereof have been satisfied or waived by Buyer, Buyer shall deposit in cash or current funds with Escrow Holder no later than 1:00 p.m. (California time) one (1) business day prior to the Closing Date (as defined in SECTION 1.1(B) hereof) an amount equal to the Purchase Price LESS the Deposit and all interest accrued thereon PLUS or minus applicable prorations pursuant to SECTION 10 hereof.

        3.3 DISPOSITION OF DEPOSIT UPON FAILURE TO CLOSE. If the Close of Escrow fails to occur due to Buyer's default under this Agreement (all of the conditions to Buyer's obligation to close having been satisfied or waived), then the disposition of the Deposit and all interest accrued thereon shall be governed by SECTION 13.1 hereof; if the Close of Escrow fails to occur due to Seller's default under this Agreement (all of the conditions to Seller's obligation to close having been satisfied or waived), then the Deposit (including the Performance Deposit) and all interest accrued thereon shall promptly be refunded to Buyer; and if the Close of Escrow fails to occur due to the failure of any of the conditions set forth in SECTIONS 7.1 or 7.2 hereof other than as a result of Buyer's or Seller's default under this Agreement, then the disposition of the Deposit and all interest accrued thereon shall be governed by SECTION 9.3 hereof. Notwithstanding the foregoing, the provisions of this SECTION 3.3 are expressly subject to the provisions of SECTION 3.2.1 herein.

4. PROPERTY INFORMATION; TITLE REVIEW; INSPECTIONS AND DUE DILIGENCE; TENANT ESTOPPEL CERTIFICATE; CONFIDENTIALITY.

        4.1 PROPERTY INFORMATION. Seller shall make available to Buyer and Buyer's auditors within five (5) business days after the date of this Agreement, to the extent in Seller's possession, the following, all of which shall be made available for review and copying (at Buyer's cost and expense) at the offices of Koll Bren Schreiber Realty Advisors, Inc. (at the address set forth in SECTION
15.1 hereof) or at the Real Property (collectively, the "PROPERTY INFORMATION"):

                (a)     the Lease;

                (b) a current rent roll for the Real Property, indicating rents collected, scheduled rents and concessions, delinquencies, and security deposits held (collectively, the "RENT ROLL");

                (c) the most current operating statements and/or financial operating statements for the Real Property and the operating statements for the Real Property for 2001, 2002 and 2003 (collectively, the "OPERATING STATEMENTS");

                (d)     copies of the Contracts;

                (e) existing land title surveys, if any, for the Real Property (collectively, the "EXISTING SURVEYS"); and

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                (f)     any environmental, soils and/or engineering reports
prepared for Seller or Seller's predecessors.

Under no circumstances shall Buyer be entitled to review any appraisals relating to the Property or any internal financial audits relating to the Property.

        4.2     TITLE AND SURVEY REVIEW; TITLE POLICY.

                4.2.1 DELIVERY OF TITLE REPORT. Seller shall promptly request the Title Company to deliver to Buyer a preliminary report or title commitment covering the Real Property (the "TITLE REPORT"), together with copies of all documents (collectively, the "TITLE Documents") referenced in the Title Report. Buyer, at its option and expense, may (a) obtain a new survey for the Real Property or (b) cause one or more of the Existing Surveys to be updated or recertified. Buyer understands and acknowledges that if Buyer elects to obtain a new survey or an updated or recertified survey for the Real Property the completion and/or delivery of the surveys or updated or recertified surveys shall not be a condition precedent to the Close of Escrow. Notwithstanding the foregoing, Buyer further acknowledges that Seller makes no representations or warranties, and Seller shall have no responsibility, with respect to the completeness of the Title Documents made available to Buyer by the Title Company.

                4.2.2 TITLE REVIEW AND CURE. Commencing from the date of this Agreement and continuing through and including the Title Review Period, Buyer shall have the right to approve or disapprove the condition of title to the Real Property. On or before the expiration of the Title Review Period, Buyer shall deliver to Seller and Escrow Holder written notice ("BUYER'S TITLE NOTICE") of Buyer's approval or disapproval of the matters reflected in the Title Report and any Existing Survey; Buyer's Title Notice delivered by Buyer to Seller must state that it is a "Buyer's Title Notice being delivered in accordance with the provisions of SECTION 4.2.2 of the Purchase Agreement." The failure of Buyer to deliver to Seller Buyer's Title Notice on or before the expiration of the Title Review Period shall be deemed to constitute Buyer's approval of the condition of title to the Real Property. If Buyer disapproves any matter of title shown in the Title Report or Existing Survey for the Real Property pursuant to the delivery of a Buyer's Title Notice, then this Agreement shall automatically terminate, the parties shall be released from all further obligations under this Agreement (except pursuant to any provisions which by their terms survive a termination of this Agreement), the Deposit shall be immediately returned to Buyer (exclusive of the Performance Deposit, which shall be delivered to Seller) and Buyer shall immediately return all Property Information to Seller. Notwithstanding any provision to the contrary contained in this Agreement, Seller covenants and agrees to cause to be released from the Property prior to the Close of Escrow any deeds of trust executed or expressly assumed in writing by Seller.

                4.2.3 DELIVERY OF TITLE POLICY AT CLOSING. As a condition precedent to the Close of Escrow, the Title Company shall have issued and delivered to Buyer, or shall have committed to issue and deliver to Buyer, with respect to the Real Property, a Standard Coverage Owner's Policy of Title Insurance (1992 Form) (the "TITLE POLICY") issued by the Title Company as of the date and time of the recording of the Deed (as such term is defined in SECTION
6.1 hereof) for the Real Property , in the amount of the Purchase Price insuring Buyer as owner of good, marketable and indefeasible fee simple title to the Real Property, subject only to the Permitted Exceptions (as hereinafter defined). For purposes of this Agreement, "PERMITTED EXCEPTIONS" shall mean and include (a) any lien to secure payment of real estate taxes, including special assessments, not delinquent, (b) all matters which could be revealed or disclosed by a physical inspection or a survey of the Real Property and matters affecting the Real Property which are created by or with the written consent of Buyer (including, without limitation, a declaration of easement in the form of that attached hereto as EXHIBIT J and made a part hereof, the recording of which Buyer hereby grants its consent); (c) the rights of the tenant under the Lease affecting the Real Property, (d) all exceptions disclosed by the Title Report relating to the Real Property and which are approved or deemed approved by Buyer in accordance with SECTION 4.2.2 hereof, and (e) all applicable laws, ordinances, rules and governmental regulations (including, without limitation, those relating to building, zoning and land use) affecting the development, use, occupancy or enjoyment of the Real Property.

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        4.3     INSPECTIONS; DUE DILIGENCE PERIOD.

                4.3.1 INSPECTIONS IN GENERAL. Commencing from the Effective Date and continuing through and including the Close of Escrow, Buyer, its agents, and employees shall have a limited license (the "LICENSE") to enter upon the Real Property for the purpose of making non-invasive inspections at Buyer's sole risk, cost and expense. Before any such entry, Buyer shall provide Seller with a certificate of insurance naming Seller as an additional insured and with an insurer and insurance limits and coverage reasonably satisfactory to Seller. All of such entries upon the Real Property shall be at reasonable times during normal business hours and after at least 48 hours prior notice to Seller or Seller's agent, and Seller or Seller's agent shall have the right to accompany Buyer during any activities performed by Buyer on the Real Property and such inspections shall not interfere with the rights of the tenant. Notwithstanding anything stated to the contrary herein, Buyer shall have no right to inspect any of the occupied space in the Real Property and Buyer shall not contact or speak to the tenant unless Buyer provides Seller with no less than twenty-four (24) hours prior written notice of such intention and Seller or Seller's representative is present during such inspections and/or discussions with the tenant; any discussions with the tenant must be limited to its existing tenancy and premises and may not involve any lease renegotiations. Seller agrees to make itself or its agents available at any reasonable time during the Due Diligence Period to meet with Buyer and/or Buyer's representatives for purposes of conducting interviews with the tenant and/or inspecting its space. Buyer shall have the right to interview Seller's property manager and Seller's asset manager, which are responsible for the day-to-day operation of the Property. At Seller's request, Buyer shall provide Seller (at no cost to Seller) with a copy of the results of any tests and inspections made by Buyer, excluding only market and economic feasibility studies. If any inspection or test disturbs the Real Property, Buyer will restore the Real Property to the same condition as existed before the inspection or test. Buyer shall defend, indemnify Seller and hold Seller, Seller's trustees, officers, tenants, agents, contractors and employees and the Real Property harmless from and against any and all losses, costs, damages, claims, or liabilities, including but not limited to, mechanic's and materialmen's liens and Seller's attorneys' fees, arising out of or in connection with Buyer's, its agents, contractors, employees, or invitees entry upon or inspection of the Real Property. The License may be revoked by Seller at any time after a default by Buyer in the performance of its obligations under this Agreement and shall in any event be deemed revoked upon termination of this Agreement. The provisions of this SECTION 4.3.1 shall survive the Close of Escrow or the earlier termination of this Agreement.

                4.3.2   ENVIRONMENTAL INSPECTIONS. The inspections under SECTION
4.3.1 may include non-invasive Phase I environmental inspections of the Real Property, but no Phase II environmental inspections or other invasive inspections or sampling of soil or materials, including without limitation construction materials, either as part of the Phase I inspections or any other inspections, shall be performed without the prior written consent of Seller, which may be withheld in its sole and absolute discretion, and if consented to by Seller, the proposed scope of work and the party who will perform the work shall be subject to Seller's review and approval. At Seller's request, Buyer shall deliver to Seller (at no cost to Seller) copies of any Phase II or other environmental reports to which Seller consents as provided above.

                4.3.3 TERMINATION DURING DUE DILIGENCE PERIOD. If Buyer determines, in its sole discretion, before the expiration of the Due Diligence Period, that the Real Property is unacceptable for Buyer's purposes, Buyer shall have the right to terminate this Agreement by giving to Seller notice of termination ("TERMINATION NOTICE") before the expiration of the Due Diligence Period, in which event the Transaction Deposit shall be immediately refunded to Buyer, the Performance Deposit shall be remitted to Seller, Buyer shall immediately return all Property Information to Seller and, except for those provisions of this Agreement which expressly survive the termination of this Agreement, the parties hereto shall have no further obligations hereunder. If Buyer fails to deliver a Termination Notice to Seller and Escrow Holder on or before the expiration of the Due Diligence Period, then Buyer shall be deemed to be satisfied with all aspects of all the Real Property, including, without limitation, the condition and suitability of all the Real Property for Buyer's intended use, and Buyer shall be obligated to acquire the Real Property in accordance with the provisions of this Agreement. Buyer's delivery of a Termination Notice to Seller with respect to the Real Property shall constitute Buyer's election to terminate this Agreement with respect to the Real Property as provided above in this SECTION 4.3.3.

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        4.4     TENANT ESTOPPEL CERTIFICATE. Seller shall endeavor to secure and deliver to Buyer by the Closing Date an estoppel certificate for the Lease consistent with the information in the Rent Roll and substantially in the form attached hereto as EXHIBIT D or such form as may be required under the Lease. Buyer may terminate this Agreement after expiration of the Due Diligence Period, upon five (5) days written notice to Seller, if no less than five (5) business days prior to the Closing Date, Seller fails to deliver to Buyer an estoppel certificate ("TENANT ESTOPPEL CERTIFICATES") in the form attached hereto as EXHIBIT D or such form as may be required under the Lease, executed by the tenant under the Lease and meeting the foregoing requirements (and in the event of such termination, the Deposit, inclusive of the Performance Deposit, shall be returned to Buyer).

        4.5 CONTRACTS. Buyer shall assume the obligations arising from and after the Closing Date under the Contracts; provided, however, notwithstanding anything stated to the contrary herein, Buyer shall not be obligated to assume any of Seller's obligations under, and Seller shall terminate at Close of Escrow, the management agreement listed in EXHIBIT C attached hereto and made a part hereof, except that, notwithstanding Seller's termination of the management agreement listed in EXHIBIT C attached hereto, and in consideration of Seller's terminating the same, Buyer shall be responsible for, and Buyer shall assume pursuant to the terms and provisions of the Assignment of Lease and Contracts and Bill of Sale, as hereinafter defined, all leasing commissions, if any, payable (notwithstanding the termination of the management agreement) under the management agreement after the Close of Escrow arising out of the lease of space in the Property after the Close of Escrow.

        4.6 CONFIDENTIALITY. Prior to the Close of Escrow or in the event the Close of Escrow never occurs, the Property Information and all other information, other than matters of public record or matters generally known to the public, furnished to, or obtained through inspection of the Real Property by, Buyer, its affiliates, lenders, employees, attorneys, accountants and other professionals or agents relating to the Real Property, will be treated by Buyer, its affiliates, lenders, employees and agents as confidential, and will not be disclosed to anyone (except as reasonably required in connection with Buyer's evaluation of the Real Property) except to Buyer's consultants who agree to maintain the confidentiality of such information, and will be returned to Seller by Buyer if the Close of Escrow does not occur. The terms of this Agreement will not be disclosed to anyone prior to or after the Close of Escrow except to Buyer's and Seller's consultants who agree to maintain the confidentiality of such information and Seller and Buyer agree not to make any public announcements or public disclosures or communicate with any media with respect to the subject matter hereof without the prior written consent of the other party (in their sole and absolute discretion). The confidentiality provisions of this SECTION
4.6 shall not apply to any disclosures made by Buyer or Seller as required by law, by court order, or in connection with any subpoena served upon Buyer or Seller; provided Buyer and Seller shall provide each other with written notice before making any such disclosure. Furthermore, notwithstanding anything contained in this Agreement to the contrary, Buyer shall be permitted (a) to make such disclosures to potential investors in the Property as may be recommended by Buyer's legal counsel; and (b) to make such other disclosures as may be recommended by Buyer's legal counsel in order to comply with all financial reporting, securities laws and other legal requirements applicable to Buyer.

5.      OPERATIONS AND RISK OF LOSS

        5.1 ONGOING OPERATIONS. During the pendency of this Agreement, but subject to the limitations set forth below, Seller shall carry on its businesses and activities relating to the Real Property substantially in the same manner as it did before the date of this Agreement.

        5.2 NEW CONTRACTS. Prior to the expiration of the Due Diligence Period, Seller may without Buyer's consent enter into contracts relating to the Real Property, provided that Seller provides Buyer with written notice of the same. Following the expiration of the Due Diligence Period, Seller will not enter into any contract that will be an obligation affecting the Real Property subsequent to the Close of Escrow (except contracts entered into in the ordinary course of business that are terminable without cause on 30-days' notice), without the prior consent of the Buyer, which shall not be unreasonably withheld or delayed.

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        5.3     LEASING ARRANGEMENTS. Prior to the expiration of the Due
Diligence Period, Seller may without Buyer's consent enter into new leases of space in the Real Property and amendments, expansions and renewals of the Lease, provided that Seller provides Buyer with prior written notice of the same. Following the expiration of the Due Diligence Period, Seller shall obtain Buyer's consent, which Buyer shall not unreasonably withhold or delay, before entering into any new lease of space in the Real Property and before entering into a Lease amendment, expansion, or renewal. Buyer shall be deemed to have consented to any new lease or any Lease amendment, expansion, or renewal if it has not notified Seller specifying with particularity the matters to which Buyer reasonably objects, within 5 days after its receipt of Seller's written request for consent, together with a copy of the Lease amendment, expansion, or renewal or the new lease. At the Close of Escrow, Buyer shall reimburse Seller for commissions, legal fees, the cost of tenant improvements, and all other leasing costs and expenses paid by Seller with respect to all other Lease amendments, expansions or renewals or new leases that were entered into pursuant to this
SECTION 5.3 and, at Close of Escrow, shall assume in writing (pursuant to the Assignment of Lease and Contracts and Bill of Sale) Seller's obligations (whether arising before or after the Closing Date) under such new leases and Lease amendments, expansions or renewals.

        5.4 DAMAGE OR CONDEMNATION. Risk of loss resulting from any condemnation or eminent domain proceeding which is commenced or has been threatened against the Real Property before the Close of Escrow, and risk of loss to the Real Property due to fire, flood or any other cause before the Close of Escrow, shall remain with Seller. If before the Close of Escrow the Real Property or any portion thereof shall be materially damaged, or if the Real Property or any material portion thereof shall be subjected to a BONA FIDE threat of condemnation or shall become the subject of any proceedings, judicial, administrative or otherwise, with respect to the taking by eminent domain or condemnation, then Buyer may elect not to acquire the Real Property by delivering written notice of such election to Seller within five (5) days after Buyer learns of the damage or taking, in which event Buyer shall no longer be obligated to purchase, and Seller shall no longer be obligated to sell, the Real Property and the Deposit (including the Performance Deposit) shall be returned to Buyer. If the Closing Date is within the aforesaid 5-day period, then the Close of Escrow shall be extended to the next business day following the end of said 5-day period. If no such election is made, and in any event if the damage is not material, this Agreement shall remain in full force and effect, the purchase contemplated herein, less any interest taken by eminent domain or condemnation, shall be effected with no further adjustment, and upon the Close of Escrow, Seller shall assign, transfer and set over to Buyer all of the right, title and interest of Seller in and to any awards that have been or that may thereafter be made for such taking, and Seller shall assign, transfer and set over to Buyer any insurance proceeds that may thereafter be made for such damage or destruction giving Buyer a credit at the Close of Escrow for any deductible under such policies. For purposes of this SECTION 5.4, the phrase(s) (i) "MATERIAL DAMAGE" or "MATERIALLY DAMAGED" means damage reasonably exceeding ten percent of the Purchase Price of the Real Property, and (ii) "MATERIAL PORTION" means any portion of the Real Property that has a "fair market value" exceeding 10% of the Purchase Price of the Real Property.

6.      SELLER'S AND BUYER'S DELIVERIES

        6.1 SELLER'S DELIVERIES INTO ESCROW. No less than one (1) business day prior to the Closing Date, Seller shall deliver into Escrow (as such term is defined in SECTION 9 hereof) to the Escrow Holder the following:

                (a) DEED. A deed (the "DEED") in the form attached hereto as EXHIBIT E, executed and acknowledged by Seller, conveying to Buyer Seller's title to the Real Property.

                (b) ASSIGNMENT OF LEASE AND CONTRACTS AND BILL OF SALE. An Assignment of Lease and Contracts and Bill of Sale ("ASSIGNMENT OF LEASE AND CONTRACTS AND BILL OF SALE") in the form of EXHIBIT F attached hereto, executed by Seller.

                (c) STATE LAW DISCLOSURES. Such disclosures and reports as are required by applicable state and local law in connection with the conveyance of the Real Property.

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                (d)     FIRPTA. A Foreign Investment in Real Property Tax Act
affidavit executed by Seller substantially in the form of EXHIBIT G attached hereto.

                (e) ADDITIONAL DOCUMENTS. Any additional documents that Escrow Holder or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement.

        6.2 BUYER'S DELIVERIES INTO ESCROW. No less than one (1) business day prior to the Closing Date, Buyer shall deliver into Escrow to the Escrow Holder the following:

                (a) PURCHASE PRICE. The Purchase Price, less the Deposit (which is to be applied to the Purchase Price), plus or minus applicable prorations, deposited by Buyer with the Escrow Holder in immediate, same-day federal funds wired for credit into the Escrow Holder's escrow account and deposited in Escrow Holder's escrow account no later than 3:00 p.m. (California time) one business day prior to the Closing Date.

                (b) ASSIGNMENT OF LEASE AND CONTRACTS AND BILL OF SALE. An Assignment of Lease and Contracts and Bill of Sale executed by Buyer.

                (c) STATE LAW DISCLOSURES. Such disclosures and reports as are required by applicable state and local law in connection with the conveyance of the Real Property.

                (d) ADDITIONAL DOCUMENTS. Any additional documents that Escrow Holder or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement.

        6.3 CLOSING STATEMENTS/ESCROW FEES; TENANT NOTICES. Concurrently with the Close of Escrow, Seller and Buyer shall deposit with the Escrow Holder executed closing statements consistent with this Agreement in the form required by the Escrow Holder and, Seller and Buyer shall execute at the Close of Escrow, and deliver to the tenant under the Lease immediately after the Close of Escrow, a tenant notice regarding the sale of the Real Property in substantially the form of EXHIBIT H attached hereto, or such other form as may be required by applicable state law.

        6.4 POST-CLOSING DELIVERIES AND AGREEMENTS. Immediately after the Close of Escrow, to the extent in Seller's possession, Seller shall deliver to the offices of Buyer's property manager: the original Lease; copies or originals of all contracts, receipts for deposits, and unpaid bills; all keys, if any, used in the operation of the Real Property; and, if in Seller's possession or control, any "as-built" plans and specifications of the Improvements. During the sixty (60) day period following the Close of Escrow, Seller shall (at no cost or expense to Seller) cooperate with Buyer in making its asset manager and the prior property manager available during normal business hours for Buyer's auditors for purposes of discussing any of the Property Information.

7.      CONDITIONS TO BUYER'S AND SELLER'S OBLIGATIONS.

        7.1 CONDITIONS TO BUYER'S OBLIGATIONS. The Close of Escrow and Buyer's obligation to consummate the transaction contemplated by this Agreement are subject to the satisfaction of the following conditions for Buyer's benefit (or Buyer's waiver thereof, it being agreed that Buyer may waive any or all of such conditions) on or prior to the Closing Date or on the dates designated below for the satisfaction of such conditions:

                (a) All of Seller's representations and warranties contained herein shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date, subject to any qualifications hereafter made to any of Seller's representations as provided for in SECTION 11.1 hereof;

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

                (b) As of the Closing Date, Seller shall have performed its respective obligations hereunder and all deliveries to be made at Close of Escrow by Seller shall have been tendered;

                (c) There shall exist no actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, pending or threatened against Seller that would materially and adversely affect Seller's ability to perform its respective obligations under this Agreement;

                (d) There shall exist no pending or threatened action, suit or proceeding with respect to Seller before or by any court or administrative agency which seeks to restrain or prohibit, or to obtain damages or a discovery order with respect to, this Agreement or the consummation of the transaction contemplated hereby; and

                (e) No less than five (5) business days prior to the Closing Date, Seller shall have delivered or caused to be delivered to Buyer, with respect to the Real Property, a Tenant Estoppel Certificate from the tenant under the Lease, which estoppel certificate shall be consistent with the information set forth in the Rent Roll.

If, notwithstanding the nonsatisfaction of any such condition, the Close of Escrow occurs, there shall be no liability on the part of Seller for breaches of representations and warranties of which Buyer had knowledge as of the Close of Escrow.

        7.2     CONDITIONS TO SELLER'S OBLIGATIONS.

                The Close of Escrow and Seller's obligations to consummate the transaction contemplated by this Agreement are subject to the satisfaction of the following conditions for Seller's benefit (or Seller's waiver thereof, it being agreed that Seller may waive any or all of such conditions) on or prior to the Closing Date or the dates designated below for the satisfaction of such conditions:

                (a) All of Buyer's representations and warranties contained herein shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date;

                (b) As of the Closing Date, Buyer has performed its obligations hereunder and all deliveries to be made at Close of Escrow by Buyer shall have been tendered including, without limitation, the deposit with Escrow Holder of the amounts set forth in SECTION 6.2(A) hereof;

                (c) There shall exist no actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, pending or threatened against Buyer that would materially and adversely affect Buyer's ability to perform its obligations under this Agreement; and

                (d) There shall exist no pending or threatened action, suit or proceeding with respect to Buyer before or by any court or administrative agency which seeks to restrain or prohibit, or to obtain damages or a discovery order with respect to, this Agreement or the consummation of the transaction contemplated hereby;

                (e) Seller shall have received all consents and assignments and approvals from all parties from whom such consents to assignments or approvals are needed under all contracts, covenants and other agreements relating to the Property;

                (f) Seller shall have received a full general release signed by the broker, if any, referred to in SECTION 14 hereof, which shall be in form and substance reasonably acceptable to Seller, and shall release Seller from all costs, obligations, liabilities, commissions, fees, and claims arising from the transaction contemplated by this Agreement upon payment of the agreed upon commission; and

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                (g)     Prior to the expiration of the Due Diligence Period,
Seller shall have received formal written approval from its partners for the consummation of the transaction contemplated hereby.

8.      CLOSE OF ESCROW; POSSESSION.

        8.1 "CLOSE OF ESCROW" shall mean and refer to Seller's receipt of the Purchase Price and the other amounts due Seller in accordance with the provisions of SECTION 9.1(B) below. The Escrow and Buyer's right to purchase the Real Property will terminate automatically if the Close of Escrow does not occur on or before 1:00 p.m. (California time) on the Closing Date.

        8.2 Sole exclusive possession of the Real Property, subject only to the Permitted Exceptions, shall be delivered to Buyer on the Closing Date.

9.      ESCROW.

        9.1 CLOSING. The escrow (the "ESCROW") for the consummation of this transaction shall be established with Escrow Holder at the address indicated in
SECTION 15.1 hereof by the deposit of an original signed copy of this Agreement with Escrow Holder contemporaneously with the execution hereof. This Agreement shall constitute both an agreement among Buyer and Seller and escrow instructions for Escrow Holder. If Escrow Holder requires separate or additional escrow instructions which it deems necessary for its protection, Seller and Buyer hereby agree promptly upon request by Escrow Holder to execute and deliver to Escrow Holder such separate or additional escrow instructions (the "ADDITIONAL INSTRUCTIONS"). In the event of any conflict or inconsistency between this Agreement and the Additional Instructions, this Agreement shall prevail and govern, and the Additional Instructions shall so provide. The Additional Instructions shall not modify or amend the provisions of this Agreement unless otherwise agreed to in writing by Seller and Buyer.

        On the Closing Date, provided that the conditions set forth in SECTIONS
7.1 and 7.2 hereof have been satisfied or waived, Escrow Holder shall take the following actions in the order indicated below:

                (a) With respect to all closing documents delivered to Escrow Holder hereunder, and to the extent necessary, Escrow Holder is authorized to insert into all blanks requiring the insertion of dates the date of the recordation of the Deed or such other date as Escrow Holder may be instructed in writing by Seller and Buyer;

                (b) Deliver to Seller, in cash or current funds, the Purchase Price, plus or minus, as the case may be, the amounts determined in accordance with the provisions of SECTION 10 hereof, Buyer's signed counterparts of the Assignment of Lease and Contracts and Bill of Sale and conformed copies of the recorded Deed;

                (c) Record the Deed in the official records of the County in which the Real Property is located;

                (d) Deliver to Buyer those items referred to in SECTION 6.1 hereof and a conformed copy of the recorded Deed;

                (e) Cause the Title Company to issue the Title Policy for the Real Property in accordance with the provisions of SECTION 4.2.3 hereof; and

                (f) Deliver to Seller and Buyer a final closing statement which has been certified by Escrow Holder to be true and correct.

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

        9.2     ESCROW AND TITLE CHARGES.

                (a) Upon the Close of Escrow, escrow, title charges and other closing costs shall be allocated between Seller and Buyer as follows:

                        (i) Seller shall pay: the premiums for the Title Policy, the cost of recording the Deed, and one-half (1/2) of any escrow fees or similar charges of Escrow Holder.

                        (ii) Buyer shall pay one-half (1/2) of any escrow fees or similar charges of Escrow Holder and all sales, gross receipts, compensating, stamp, excise, documentary, transfer, deed or similar taxes or fees (City, County and State) payable in connection with the consummation of the transactions contemplated by this Agreement. If Buyer desires ALTA extended coverage for any Title Policy, Buyer shall pay the premiums and any additional costs (including any survey costs) for such coverage (additional to the premiums for standard coverage) and the cost of any endorsements to the Title Policy, if required by Buyer.

                        (iii) Buyer shall pay all costs incurred in connection with Buyer's updating or recertifying the Existing Surveys or obtaining any surveys for the Real Property.

                        (iv) Except to the extent otherwise specifically provided herein, all other expenses incurred by Seller and Buyer with respect to the negotiation, documentation and closing of this transaction, including, without limitation, Buyer's and Seller's attorneys' fees, shall be borne and paid by the party incurring same.

                (b) If the Close of Escrow does not occur by reason of Buyer's or Seller's default under this Agreement, then all escrow and title charges (including cancellation fees) shall be borne by the party in default.

        9.3 PROCEDURES UPON FAILURE OF CONDITION. Except as otherwise expressly provided herein, if, following the expiration of the Due Diligence Period, any condition set forth in SECTIONS 7.1 or 7.2 hereof is not timely satisfied or waived for a reason other than the default of Buyer or Seller in the performance of its respective obligations under this Agreement:

                (a) This Agreement, the Escrow and the respective rights and obligations of Seller and Buyer hereunder shall terminate (other than the indemnity and insurance obligations of Buyer set forth in SECTIONS 4.3.1 AND 14 hereof and the confidentiality provisions of SECTION 4.6 hereof which shall survive such termination) at the written election of the party for whose benefit such condition was imposed, which written election must be made (i) within three
(3) business days after the date such condition was to be satisfied, or (ii) on the date the Close of Escrow occurs, whichever occurs first;

                (b) Escrow Holder shall promptly return the Transaction Deposit to Buyer, Seller shall promptly return the Performance Deposit to Buyer, and Escrow Holder shall promptly return to Seller and Buyer all documents deposited by them respectively, which are then held by Escrow Holder;

                (c) Buyer shall return to Seller the Property Information and Buyer shall deliver to Seller all Work Product (as such term is defined in SECTION 15.3 hereof); and

                (d) Any escrow cancellation and title charges shall be borne equally by Seller and Buyer.

10.     PRORATIONS.

        If the Purchase Price is received by Seller's depository bank in time to credit to Seller's account on the Closing Date, the day the Close of Escrow occurs shall belong to Buyer and all prorations hereinafter provided to be made as of the Close of Escrow shall each be made as of the end of the day

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

before the Closing Date. If the cash portion of the Purchase Price is not so received by Seller's depository bank on the Closing Date, then the day the Close of Escrow occurs shall belong to Seller and such proration shall be made as of the end of the day that is the Closing Date. In each such proration set forth below, the portion thereof applicable to periods beginning as of Close of Escrow shall be credited to Buyer or charged to Buyer as applicable and the portion thereof applicable to periods ending as of Close of Escrow shall be credited to Seller or charged to Seller as applicable.

        10.1 COLLECTED RENT. All rent (including, without limitation, all base rents, additional rents and retroactive rents, and expressly excluding tenant reimbursements for Operating Costs, as hereinafter defined) and all other income (and any applicable state or local tax on rent) (hereinafter collectively referred to as "RENTS") collected under the Lease shall be prorated as of the Close of Escrow. Uncollected Rent shall not be prorated and, to the extent payable for the period prior to the Close of Escrow, shall remain the property of Seller. Buyer shall apply Rent from the tenant under the Lease that is collected within twelve (12) months after the Close of Escrow first to Rents which were due to Seller on or before the Close of Escrow and second to Rents which are due to Buyer after the Close of Escrow. Any prepaid Rents for the period following the Closing Date shall be paid over by Seller to Buyer. Buyer will make reasonable efforts, without suit, to collect any Rents applicable to the period before the Close of Escrow including, without limitation, sending to the tenant under the Lease bills for the payment of past due Rents during the first twelve (12) month period following the Closing Date. Seller may pursue collection of any Rents that were past due as of the Closing Date, provided that Seller shall have no right to terminate the Lease or the tenant's occupancy under any Lease in connection therewith.

        10.2 OPERATING COSTS AND ADDITIONAL RENT RECONCILIATION. Seller, as landlord under the Lease, is currently collecting from the tenant under the Lease additional rent to cover taxes, insurance, utilities (to the extent not paid directly by the tenant), common area maintenance and other operating costs and expenses (collectively, "OPERATING COSTS") in connection with the ownership, operation, maintenance and management of the Real Property. To the extent that any additional rent (including, without limitation, estimated payments for Operating Costs) is paid by the tenant to the landlord under the Lease based on an estimated payment basis (monthly, quarterly, or otherwise) for which a future reconciliation of actual Operating Costs to estimated payments is required to be performed at the end of a reconciliation period, Buyer and Seller shall make an adjustment at the Close of Escrow for the applicable reconciliation period based on a comparison of the actual Operating Costs to the estimated payments at the Close of Escrow. If, as of the Close of Escrow, Seller has received additional rent payments in excess of the amount that the tenant will be required to pay, based on the actual Operating Costs as of the Close of Escrow, Buyer shall receive a credit in the amount of such excess. If, as of the Close of Escrow, Seller has received additional rent payments that are less than the amount that the tenant would be required to pay based on the actual Operating Costs as of the Close of Escrow, Seller shall receive a credit in the amount of such deficiency; provided, however, Seller shall not be entitled to the portion, if any, of such deficiency for which Seller received a credit at the Close of Escrow under clause (b) of SECTION 10.3 hereof. Operating Costs that are not payable by the tenant either directly or reimbursable under the Lease shall be prorated between Seller and Buyer and shall be reasonably estimated by the parties if final bills are not available.

        10.3 TAXES AND ASSESSMENTS. Real estate taxes and assessments imposed by any governmental authority ("TAXES") with respect to the Real Property for the relevant tax year in which the Real Property is being sold and that are not yet due and payable or that have not yet been paid and that are not (and will not be) reimbursable by the tenant under the Lease as Operating Costs shall be prorated as of the Close of Escrow based upon the most recent ascertainable assessed values and tax rates and based upon the number of days Buyer and Seller will have owned the Real Property during such relevant tax year. Seller shall receive a credit for any Taxes paid by Seller and applicable to (a) any period after the Close of Escrow, and (b) any period before the Close of Escrow to the extent reimbursable as Operating Costs by the tenant under the Lease and not yet received from such tenant. If, as of the Closing Date, Seller is protesting or has notified Buyer, in writing, that it has elected to protest any Taxes for the Real Property, then Buyer agrees that Seller shall have the right (but not the obligation), after the Closing Date, to continue such protest. In such case, any Taxes paid by Buyer after the Closing Date with respect to the Real Property shall be paid under protest and Buyer shall promptly notify Seller of any

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

payments of Taxes made by Buyer with respect to the Real Property. Buyer further agrees to cooperate with Seller and execute any documents requested by Seller in connection with such protest. As to the Real Property, any tax savings received ("TAX REFUNDS") for the relevant tax year under any protest, whether filed by Seller or Buyer, shall be prorated between the parties based upon the number of days, if any, Seller and Buyer respectively owned the Real Property during such relevant tax year; if such protest was filed by a Seller, any payment of Tax Refunds to Buyer shall be net of any fees and expenses payable to any third party for processing such protest, including attorneys' fees. Seller shall have the obligation to refund to the tenant as of the date of such Tax Refund, any portion of such Tax Refund paid to Seller which may be owing to such tenant, which payment shall be paid to Buyer within fifteen (15) business days of delivery to Seller by Buyer of written confirmation of such tenant's entitlement to such Tax Refunds. Buyer shall have the obligation to refund to the tenant as of the date of such Tax Refund, any portion of such Tax Refund paid to it which may be owing to such tenant. Seller and Buyer agree to notify the other in writing of any receipt of a Tax Refund within fifteen (15) business days of receipt of such Tax Refund. To the extent either party obtains a Tax Refund, a portion of which is owed to the other party, the receiving party shall deliver the Tax Refund to the other party within fifteen (15) business days of its receipt. If Buyer or Seller fail to pay such amount(s) to the other as and when due, such amount(s) shall bear interest from the date any such amount is due to Seller or Buyer, as applicable, until paid at the lesser of (a) twelve percent (12%) per annum and (b) the maximum amount permitted by law. The obligations set forth herein shall survive the Close of Escrow and Buyer agrees that, as a condition to the transfer of the Property by Buyer, Buyer will cause any transferee to assume the obligations set forth herein.

        10.4 LEASING COMMISSIONS, TENANT IMPROVEMENTS AND CONTRACTS. At Close of Escrow, Buyer shall assume (pursuant to the Assignment of Lease and Contracts and Bill of Sale) the obligation to pay all (a) leasing costs that are due or become due prior to the Closing Date to the extent that the same arise from a new lease or any Lease amendment, extension or expansion hereafter entered into by Seller in accordance with the terms and conditions of this Agreement, and (b) leasing costs that are due after the Closing Date. Buyer will assume the obligations arising from and after the Closing Date under the Contracts.

        10.5 TENANT DEPOSITS. All tenant security deposits actually received by Seller (and interest thereon if required by law or contract to be earned thereon) and not theretofore applied to tenant obligations under the Lease shall be transferred or credited to Buyer at the Close of Escrow or placed in escrow if required by law. As of the Close of Escrow, Buyer shall assume Seller's obligations related to the tenant security deposit. Buyer will indemnify, defend, and hold Seller harmless from and against all demands and claims made by the tenant under the Lease arising out of the transfer or disposition of any such security deposit and will reimburse Seller for all attorneys' fees incurred or that may be incurred as a result of any such claims or demands as well as for all loss, expenses, verdicts, judgments, settlements, interest, costs and other expenses incurred or that may be incurred by Seller as a result of any such claims or demands by the tenant.

        10.6 UTILITIES AND UTILITY DEPOSITS. Utilities for the Real Property (excluding utilities for which payment is made directly by the tenant), including water, sewer, electric, and gas, based upon the last reading of meters prior to the Close of Escrow, shall be prorated. Seller shall be entitled to a credit for all security deposits held by any of the utility companies providing service to the Real Property. Seller shall endeavor to obtain meter readings on the day before the Closing Date, and if such readings are obtained, there shall be no proration of such items and Seller shall pay at Close of Escrow the bills therefor for the period to the day preceding the Close of Escrow, and Buyer shall pay the bills therefor for the period subsequent thereto. If the utility company will not issue separate bills, Buyer will receive a credit against the Purchase Price for Seller's portion and will pay the entire bill prior to delinquency after Close of Escrow. If Seller has paid utilities no more than 30 days in advance in the ordinary course of business, then Buyer shall be charged its portion of such payment at Close of Escrow. Buyer shall be responsible for making any security deposits required by utility companies providing service to the Real Property.

        10.7 OWNER DEPOSITS. Seller shall receive a credit at the Close of Escrow for all bonds, deposits, letters of credit, set aside letters or other similar items, if any, that are outstanding with respect to the Real Property that have been provided by Seller or any of its affiliates to any governmental agency, public utility, or similar entity (collectively, "OWNER DEPOSITS") to the extent assignable and assigned to Buyer. To the extent any Owner Deposits are not assignable to Buyer, Buyer shall replace such Owner Deposits and obtain the release of Seller (or its affiliates) from any obligations under such Owner Deposits. To the extent that any funds are released as a result of the termination of any Owner Deposits for which Seller did not get a credit, such funds shall be delivered to Seller immediately upon their receipt.

        10.8 PERCENTAGE RENTS. Percentage rents ("PERCENTAGE RENTS") actually collected for the month in which the Close of Escrow occurs shall be prorated as of the Closing Date. Percentage Rents due after the Close of Escrow shall not be prorated; provided, however, after Buyer has completed any reconciliation of actual Percentage Rents payable and estimated Percentage Rents paid by the subject tenant, and all reconciled amounts have been paid, a reconciliation shall be made between Seller and Buyer with regard to such Percentage Rents. Pursuant to such reconciliation, Seller and Buyer shall be entitled to their proportionate share of all Percentage Rents paid for the subject fiscal Lease year used to calculate each tenant's Percentage Rents (less any out-of-pocket costs incurred in collecting said amounts, which shall belong to Buyer) based on the number of days of such fiscal year Seller and Buyer owned the Property (and adjusted for any amount of Percentage Rent prorated at Closing or received by Seller or Buyer). As used in this paragraph, the term "Percentage Rents" shall not include and shall have deducted from such Percentage Rent amount any "base" or "minimum" rent component which is payable each month (regardless of actual sales), which "base" or "minimum" rent component shall be prorated or otherwise handled in the manner provided in this Agreement. Buyer will make reasonable efforts, without suit, to collect all Percentage Rents payable after the Close of Escrow and relating to the period prior to the Close of Escrow, and all Percentage Rents which are delinquent as of the Close of Escrow, including, without limitation, sending to the tenant bills for the payment of the same. Seller may pursue collection of all Percentage Rents payable after the Close of Escrow and relating to the period prior to the Close of Escrow and all Percentage Rents which are delinquent as of the Close of Escrow, provided that Seller shall have no right to terminate the Lease or the tenant's occupancy under the Lease in connection therewith.

        10.9 FINAL ADJUSTMENT AFTER CLOSING. If final prorations cannot be made at the Close of Escrow for any item being prorated under this SECTION 10, then, provided Buyer or Seller identify any such proration ("POST CLOSING PRORATION") in writing before the Close of Escrow, Buyer and Seller agree to allocate such items on a fair and equitable basis as soon as invoices or bills are available and applicable reconciliation with the tenant have been completed, with final adjustment to be made as soon as reasonably possible after the Close of Escrow (but in no event later than forty-five (45) days after the Close of Escrow, except that adjustments arising from any tax protest under SECTION 10.3 or from Percentage Rents under SECTION 10.8 hereof shall not be subject to such 45 day limitation, but shall be made as soon as reasonably possible), to the effect that income and expenses are received and paid by the parties on an accrual basis with respect to their period of ownership. Payments in connection with the final adjustment shall be due no later than forty-five (45) days after the Close of Escrow, except that adjustments arising from any tax protest under
SECTION 10.3 or relating to Percentage Rents under SECTION 10.8 hereof shall not be subject to such 45 day limitation, but shall be made as soon as reasonably possible. Seller shall have reasonable access to, and the right to inspect and audit, Buyer's books to confirm the final prorations for a period of one (1) year after the Close of Escrow. Notwithstanding anything to the contrary stated in this SECTION 10, except for any reconciliation arising out of a tax protest under SECTION 10.3 hereof, or arising out of Percentage Rents under SECTION 10.8 hereof, and except for any Post Closing Prorations (which must be determined and paid within forty-five (45) days after the Close of Escrow), all prorations made under this SECTION 10 shall be final as of the Close of Escrow and shall not be subject to further adjustment (whether due to an error or for any other reason) after the Close of Escrow.

11.     SELLER'S REPRESENTATIONS AND WARRANTIES; AS-IS.

        11.1 SELLER'S REPRESENTATIONS AND WARRANTIES. In consideration of Buyer's entering into this Agreement and as an inducement to Buyer to purchase the Real Property from Seller, Seller makes the following representations and warranties to Buyer:

                (a) Seller has the legal right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance of this Agreement have been duly authorized and no other action by Seller is requisite to the valid and binding execution, delivery and performance of this Agreement, except as otherwise expressly set forth herein.

                (b) There is no agreement to which Seller is a party or to Seller's Actual Knowledge binding on Seller which would prevent Seller from consummating the transaction contemplated by this Agreement.

                (c) To Seller's Actual Knowledge (as such term is defined below), except as disclosed on SCHEDULE 1 attached hereto, Seller has received no written notice from any governmental agency of any condemnation proceedings relating to the Property.

                (d)     To Seller's Actual Knowledge, except as disclosed on
SCHEDULE 1 attached hereto, Seller has not received written notice of any litigation which has been filed against Seller that arises out of the ownership of the Property and would materially affect the Property or use thereof, or Seller's ability to perform hereunder.

                (e)     To Seller's Actual Knowledge, except as disclosed on
SCHEDULE 1 attached hereto, Seller has not received written notice from any governmental agency of any uncured violation of any federal, state or local law relating to the use or operation of the Property which would materially adversely affect the Property or use thereof.

                (f) To Seller's Actual Knowledge, Seller has made available to Buyer all material documents in its possession with respect to the physical condition of the Property, or that would be binding upon the Property after the Close of Escrow and that are not recorded against the Property.

                (g) To Seller's Actual Knowledge, Seller's property manager, CB Richard Ellis, has not committed fraud in connection with its preparation of any of the Property related operational financial information made available to Buyer as part of the Property Information.


For purposes of this SECTION 11.1, the phrase "TO SELLER'S ACTUAL KNOWLEDGE" shall mean the actual (and not implied, imputed, or constructive) knowledge of Mark Brecheen (whom the Seller represents is the Asset Manager for the Real Property), without any inquiry or investigation of any other parties, including, without limitation, the tenant and the property manager of the Real Property.

The representations and warranties made by Seller in this Agreement shall survive the recordation of the Deed for a period of twelve (12) months and any action for a breach of Seller's representations or warranties must be made and filed within said twelve (12) month period. If, after the Effective Date, but before the Close of Escrow, Seller becomes aware of any facts or changes in circumstances that would cause any of its representations and warranties in this Agreement to be untrue at Close of Escrow, Seller may notify Buyer in writing of such fact. In such case, or in the event Buyer obtains information which would cause any of Seller's representations and warranties to be untrue at Close of Escrow, Buyer, as its sole and exclusive remedy, shall have the right to either
(i) terminate this Agreement, in which case the Transaction Deposit shall be immediately returned to Buyer, the Performance Deposit shall be returned to Buyer if, and only if, such termination occurs after the expiration of the Due Diligence Period, and neither party shall have any rights or obligations under this Agreement (except for SECTIONS 4.3.1, 15.3 AND 15.5 which survive termination of this Agreement); or (ii) accept a qualification to Seller's representations and warranties as of the Close of Escrow and complete the purchase and sale of the Property without any rights to recovery for breach of the unqualified representation and warranty. Other than as set forth in the immediately preceding sentence, if Buyer proceeds with the Close of Escrow, Buyer shall be deemed to have expressly waived any and all remedies for the breach of any representation or warranty discovered by Buyer prior to the Close of Escrow.

        11.2 AS-IS. As of the expiration of the Due Diligence Period, Buyer will have:

                (a) examined and inspected the Property and will know and be satisfied with the physical condition, quality, quantity and state of repair of the Property in all respects (including, without limitation, the compliance of the Real Property with the Americans With Disabilities Act of 1990 Pub.L. 101-336, 104 Stat. 327 (1990), and any comparable local or state laws (collectively, the "ADA") and by proceeding with this transaction following the expiration of the Due Diligence Period shall be deemed to have determined that the same is satisfactory to Buyer;

                (b) reviewed the Property Information and all instruments, records and documents which Buyer deems appropriate or advisable to review in connection with this transaction, including, but not by way of limitation, any and all architectural drawings, plans, specifications, surveys, building and occupancy permits, and any licenses, leases, contracts, warranties and guarantees relating to the Real Property or the business conducted thereon, and Buyer, by proceeding with this transaction following the expiration of the Due Diligence Period, shall be deemed to have determined that the same and the information and data contained therein and evidenced thereby are satisfactory to Buyer;

                (c) reviewed all applicable laws, ordinances, rules and governmental regulations (including, but not limited to, those relating to building, zoning and land use) affecting the development, use, occupancy or enjoyment of the Real Property, and Buyer, by proceeding with this transaction following the expiration of the Due Diligence Period, shall be deemed to have determined that the same are satisfactory to Buyer; and

                (d) at its own cost and expense, made its own independent investigation respecting the Property and all other aspects of this transaction, and shall have relied thereon and on the advice of its consultants in entering into this Agreement, and Buyer, by proceeding with this transaction following the expiration of the Due Diligence Period, shall be deemed to have determined that the same are satisfactory to Buyer.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AND EXCEPT FOR SELLER'S REPRESENTATIONS AND WARRANTIES IN SECTION 11.1 OF THIS AGREEMENT AND ANY WARRANTIES OF TITLE CONTAINED IN THE DEED DELIVERED AT THE CLOSE OF ESCROW ("SELLER'S WARRANTIES"), THIS SALE IS MADE AND WILL BE MADE WITHOUT REPRESENTATION, COVENANT, OR WARRANTY OF ANY KIND (WHETHER EXPRESS, IMPLIED, OR, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, STATUTORY) BY SELLER. AS A MATERIAL PART OF THE CONSIDERATION FOR THIS AGREEMENT, BUYER AGREES TO ACCEPT THE PROPERTY ON AN "AS IS" AND "WHERE IS" BASIS, WITH ALL FAULTS, AND WITHOUT ANY REPRESENTATION OR WARRANTY, ALL OF WHICH SELLER HEREBY DISCLAIMS, EXCEPT FOR SELLER'S WARRANTIES. EXCEPT FOR SELLER'S WARRANTIES, NO WARRANTY OR REPRESENTATION IS MADE BY SELLER AS TO FITNESS FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY, DESIGN, QUALITY, CONDITION, OPERATION OR INCOME, COMPLIANCE WITH DRAWINGS OR SPECIFICATIONS, ABSENCE OF DEFECTS, ABSENCE OF HAZARDOUS OR TOXIC SUBSTANCES, ABSENCE OF FAULTS, FLOODING, OR COMPLIANCE WITH LAWS AND REGULATIONS INCLUDING, WITHOUT LIMITATION, THOSE RELATING TO HEALTH, SAFETY, AND THE ENVIRONMENT (INCLUDING, WITHOUT LIMITATION, THE ADA). BUYER ACKNOWLEDGES THAT BUYER HAS ENTERED INTO THIS AGREEMENT WITH THE INTENTION OF MAKING AND RELYING UPON ITS OWN INVESTIGATION OF THE PHYSICAL, ENVIRONMENTAL, ECONOMIC USE, COMPLIANCE, AND LEGAL CONDITION OF THE PROPERTY AND THAT BUYER IS NOT NOW RELYING, AND WILL NOT LATER RELY, UPON ANY REPRESENTATIONS AND WARRANTIES MADE BY SELLER OR ANYONE ACTING OR CLAIMING TO ACT, BY, THROUGH OR UNDER OR ON SELLER'S BEHALF CONCERNING THE PROPERTY. ADDITIONALLY, BUYER AND SELLER HEREBY AGREE THAT (A) EXCEPT FOR SELLER'S WARRANTIES, BUYER IS TAKING THE PROPERTY "AS IS" WITH ALL LATENT AND PATENT DEFECTS AND THAT EXCEPT FOR SELLER'S WARRANTIES, THERE IS NO WARRANTY BY SELLER THAT THE PROPERTY IS FIT FOR A PARTICULAR PURPOSE, (B) EXCEPT FOR SELLER'S WARRANTIES, BUYER IS SOLELY RELYING UPON ITS EXAMINATION OF THE PROPERTY, AND (C) BUYER TAKES THE PROPERTY UNDER

THIS CONTRACT UNDER THE EXPRESS UNDERSTANDING THAT THERE ARE NO EXPRESS OR IMPLIED WARRANTIES (EXCEPT FOR THE LIMITED WARRANTIES OF TITLE SET FORTH IN THE DEED AND SELLER'S WARRANTIES).

WITH RESPECT TO THE FOLLOWING, BUYER FURTHER ACKNOWLEDGES AND AGREES THAT SELLER SHALL NOT HAVE ANY LIABILITY, OBLIGATION OR RESPONSIBILITY OF ANY KIND AND THAT SELLER HAS MADE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND:

1. THE CONTENT OR ACCURACY OF ANY REPORT, STUDY, OPINION OR CONCLUSION OF ANY SOILS, TOXIC, ENVIRONMENTAL OR OTHER ENGINEER OR OTHER PERSON OR ENTITY WHO HAS EXAMINED THE PROPERTY OR ANY ASPECT THEREOF;

2. THE CONTENT OR ACCURACY OF ANY OF THE ITEMS (INCLUDING, WITHOUT LIMITATION, THE PROPERTY INFORMATION) DELIVERED TO BUYER PURSUANT TO BUYER'S REVIEW OF THE CONDITION OF THE PROPERTY; OR

3. THE CONTENT OR ACCURACY OF ANY PROJECTION, FINANCIAL OR MARKETING ANALYSIS OR OTHER INFORMATION GIVEN TO BUYER BY SELLER OR REVIEWED BY BUYER WITH RESPECT TO THE PROPERTY.

BUYER ALSO ACKNOWLEDGES THAT THE REAL PROPERTY MAY OR MAY NOT CONTAIN ASBESTOS AND, IF THE REAL PROPERTY CONTAINS ASBESTOS, THAT BUYER MAY OR MAY NOT BE REQUIRED TO REMEDIATE ANY ASBESTOS CONDITION IN ACCORDANCE WITH APPLICABLE LAW.

BUYER IS A SOPHISTICATED REAL ESTATE INVESTOR AND IS, OR WILL BE AS OF THE CLOSE OF ESCROW, FAMILIAR WITH THE REAL PROPERTY AND ITS SUITABILITY FOR BUYER'S INTENDED USE. THE PROVISIONS OF THIS SECTION 11.2 SHALL SURVIVE INDEFINITELY ANY CLOSING OR TERMINATION OF THIS AGREEMENT AND SHALL NOT BE MERGED INTO THE DOCUMENTS EXECUTED AT CLOSE OF ESCROW.



                                                        -----------------------
                                                        BUYER'S INITIALS

12. BUYER'S COVENANTS, REPRESENTATIONS AND WARRANTIES; RELEASE; ERISA; INDEMNIFICATION.

        In consideration of Seller entering into this Agreement and as an inducement to Seller to sell the Real Property to Buyer, Buyer makes the following covenants, representations and warranties:

12.1    REPRESENTATIONS AND WARRANTIES.

        (a) AUTHORITY. Buyer has the legal right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance of this Agreement have been duly authorized and no other action by Buyer is requisite to the valid and binding execution, delivery and performance of this Agreement, except as otherwise expressly set forth herein. There is no agreement to which Buyer is a party or to Buyer's knowledge binding on Buyer which is in conflict with this Agreement.

        (b) EXECUTIVE ORDER 13224. To the best of Buyer's knowledge, neither Buyer nor any of its respective affiliates or constituents, nor any of their respective brokers or other agents acting in any capacity in connection with the transactions contemplated by this Agreement is or will be (a) conducting any business or engaging in any transaction or dealing with any person appearing on the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC") list of restrictions and prohibited persons ("PROHIBITED PERSON") (which lists can be accessed at the following web address:

http://www.ustreas.gov/offices/enforcement/ofac/), including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Prohibited Person; (b) dealing in, or otherwise engaging in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 dated September 24, 2001, relating to "Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism"; or (c) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempting to violate, any of the prohibitions set forth in any U.S. anti-money laundering law.

        12.2 RELEASE. By proceeding with this transaction following the expiration of the Due Diligence Period, Buyer shall be deemed to have made its own independent investigation of the Property, the Property Information and the presence of Hazardous Materials on the Real Property as Buyer deems appropriate. Accordingly, subject to the representations and warranties of Seller expressly set forth in SECTION 11.1 hereof, Buyer, on behalf of itself and all of its officers, directors, shareholders, employees, representatives and affiliated entities (collectively, the "RELEASORS") hereby expressly waives and relinquishes any and all rights and remedies Releasors may now or hereafter have against Seller, its successors and assigns, partners, shareholders, officers and/or directors (the "SELLER PARTIES"), whether known or unknown, which may arise from or be related to (a) the physical condition, quality, quantity and state of repair of the Real Property and the prior management and operation of the Real Property, (b) the Property Information, (c) the Real Property's compliance or lack of compliance with any federal, state or local laws or regulations, and (d) any past, present or future presence or existence of Hazardous Materials on, under or about the Real Property or with respect to any past, present or future violation of any rules, regulations or laws, now or hereafter enacted, regulating or governing the use, handling, storage or disposal of Hazardous Materials, including, without limitation, (i) any and all rights and remedies Releasors may now or hereafter have under the Comprehensive Environmental Response Compensation and Liability Act of 1980 ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, and the Toxic Substance Control Act, all as amended, and any similar state, local or federal environmental law, rule or regulation, and (ii) any and all claims, whether known or unknown, now or hereafter existing, with respect to the Real Property under Section 107 of CERCLA (42 U.S.C.A. ss.9607). As used herein, the term "HAZARDOUS MATERIAL(S)" includes, without limitation, any hazardous or toxic materials, substances or wastes, such as (1) any materials, substances or wastes which are toxic, ignitable, corrosive or reactive and which are regulated by any local governmental authority, or any agency of the United States government, (2) any other material, substance, or waste which is defined or regulated as a hazardous material, extremely hazardous material, hazardous waste or toxic substance pursuant to any laws, rules, regulations or orders of the United States government, or any local governmental body, (3) asbestos, (4) petroleum and petroleum based products, (5) formaldehyde, (6) polychlorinated biphenyls (PCBs), and (7) freon and other chlorofluorocarbons.

                                                Buyer's Initials: _____________

        WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER, ON BEHALF OF ITSELF AND THE OTHER RELEASORS, HEREBY ASSUMES ALL RISK AND LIABILITY RESULTING OR ARISING FROM, OR RELATING TO THE OWNERSHIP, USE, CONDITION, LOCATION, MAINTENANCE, REPAIR, OR OPERATION OF, THE PROPERTY.

        THE FOREGOING WAIVERS, RELEASES AND AGREEMENTS BY BUYER, ON BEHALF OF ITSELF AND THE RELEASORS, SHALL SURVIVE THE CLOSE OF ESCROW AND THE RECORDATION OF THE DEED AND SHALL NOT BE DEEMED MERGED INTO THE DEED UPON ITS RECORDATION.

        12.3 ERISA. The following is true with respect to each class of securities issued by the Buyer to any employee benefit plan investor: (i) the securities were sold as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act of 1933, and the class of securities of which such security is a part will be subsequently registered under the Securities Exchange Act of 1934 when required; (ii) the securities in such class are owned by 100 or more investors independent of the Buyer and one another; (iii) the minimum investment size is $10,000 or less; and

(iv) the securities do not have any restrictions on transfer or assignment, except for transfer restrictions necessary to prevent reclassification of the Buyer as a "publicly traded partnership" pursuant to Section 7704 of the Internal Revenue Code of 1986, as amended, transfer restrictions necessary to ensure minimum investment and suitability requirements set forth in the prospectus relating to such securities and other restrictions necessary for compliance with applicable federal and state securities laws. In the event that this Agreement, or any transaction or other action by Seller in connection herewith, shall be deemed to violate ERISA or result in an imposition of an excise tax under Section 4975 of the Code, Seller may immediately terminate this Agreement (without any liability to Seller) in accordance with, and subject to the terms and conditions of, Section 9.3 hereof as if such termination arose from a failed condition under Section 9.3 hereof.

        12.4    INTENTIONALLY OMITTED.

13.     DEFAULT AND DAMAGES.

        13.1 DEFAULT BY BUYER. BUYER AND SELLER HEREBY ACKNOWLEDGE AND AGREE THAT, IN THE EVENT THE CLOSE OF ESCROW FAILS TO OCCUR DUE TO A BUYER DEFAULT (ALL OF THE CONDITIONS TO BUYER'S OBLIGATIONS TO CLOSE HAVING BEEN SATISFIED OR WAIVED), SELLER WILL SUFFER DAMAGES IN AN AMOUNT WHICH WILL, DUE TO THE SPECIAL NATURE OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT AND THE SPECIAL NATURE OF THE NEGOTIATIONS WHICH PRECEDED THIS AGREEMENT, BE IMPRACTICAL OR EXTREMELY DIFFICULT TO ASCERTAIN. IN ADDITION, BUYER WISHES TO HAVE A LIMITATION PLACED UPON THE POTENTIAL LIABILITY OF BUYER TO SELLER IN THE EVENT THE CLOSE OF ESCROW FAILS TO OCCUR DUE TO A BUYER DEFAULT, AND WISHES TO INDUCE SELLER TO WAIVE OTHER REMEDIES WHICH SELLER MAY HAVE IN THE EVENT OF A BUYER DEFAULT. BUYER AND SELLER, AFTER DUE NEGOTIATION, HEREBY ACKNOWLEDGE AND AGREE THAT THE AMOUNT OF THE DEPOSIT REPRESENTS A REASONABLE ESTIMATE OF THE DAMAGES WHICH SELLER WILL SUSTAIN IN THE EVENT OF SUCH BUYER DEFAULT. BUYER AND SELLER HEREBY AGREE THAT SELLER MAY, AS THE SOLE AND EXCLUSIVE REMEDY OF SELLER, IN THE EVENT THE CLOSE OF ESCROW FAILS TO OCCUR DUE TO A BUYER DEFAULT, TERMINATE THIS AGREEMENT BY WRITTEN NOTICE TO BUYER AND ESCROW HOLDER, CANCEL THE ESCROW AND RECEIVE OR RETAIN (AS TO THE PERFORMANCE DEPOSIT) THE DEPOSIT AS LIQUIDATED DAMAGES AND ESCROW HOLDER SHALL IMMEDIATELY DELIVER (UNLESS IT HAS ALREADY DONE SO) THE DEPOSIT TO SELLER. SUCH RETENTION OF THE DEPOSIT BY SELLER IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER AND SHALL NOT BE DEEMED TO CONSTITUTE A FORFEITURE OR PENALTY.

        NOTHING IN THIS SECTION 13.1 SHALL (A) PREVENT OR PRECLUDE ANY RECOVERY OF ATTORNEYS' FEES OR OTHER COSTS INCURRED BY SELLER PURSUANT TO SECTION 15.5 OR
(B) IMPAIR OR LIMIT THE EFFECTIVENESS OR ENFORCEABILITY OF THE INDEMNIFICATION OBLIGATIONS OF BUYER CONTAINED IN SECTIONS 4.3.1 AND 14 HEREOF. SELLER AND BUYER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE PROVISIONS OF THIS SECTION
13.1 AND BY THEIR INITIALS IMMEDIATELY BELOW AGREE TO BE BOUND BY ITS TERMS.

                                                Seller's Initials: _____________
                                                 Buyer's Initials: _____________

        13.2 DEFAULT BY SELLER. If Seller defaults in its obligations to sell and convey the Property to Buyer pursuant to this Agreement, Buyer's sole and exclusive remedy shall be to elect one of the following: (a) to terminate this Agreement, in which event Buyer shall be entitled to the return of the Deposit (including the Performance Deposit), or (b) to bring a suit for specific performance provided that any suit for specific performance must be brought as to the Property within 30 days of Seller's default, Buyer's waiving the right to bring suit at any later date to the extent permitted by law. This Agreement confers no present right, title or interest in the Property to Buyer and Buyer agrees not to file a lis pendens or other similar notice against the Real Property except in connection with, and after, the proper filing of a suit for specific performance.

14.     BROKER'S COMMISSIONS.

        Except for Seller's broker, Marcus & Millichap (whose commission shall be paid by Seller), neither party hereto has had any contact or dealing regarding the Real Property, or any communication in connection with the subject matter of this transaction, through any licensed real estate broker or other person who can claim a right to a commission or finder's fee as a procuring cause of the sale contemplated herein. In the event that any other broker or finder perfects a claim for a commission or finder's fee, the party responsible for the contact or communication on which the broker or finder perfected such claim shall indemnify, save harmless and defend the other party from said claim and all costs and expenses (including reasonable attorneys' fees) incurred by the other party in defending against the same.

15.     MISCELLANEOUS PROVISIONS.

        15.1 NOTICES. All written notices or demands of any kind which either party hereto may be required or may desire to serve on the other in connection with this Agreement shall be served by personal service, by registered or certified mail, recognized overnight courier service or facsimile transmission. Any such notice or demand so to be served by registered or certified mail, recognized overnight courier service or facsimile transmission shall be delivered with all applicable delivery charges thereon fully prepaid and, if the party so to be served be Buyer, addressed to Buyer as follows:


                           Behringer Harvard Mid-Term Value
                           Enhancement Fund I LP
                           15601 Dallas Parkway, Suite 600
                           Addison, Texas  75001
                           Attention:  Mr. Jon Dooley
                           Telephone No.: (214) 655-1600
                           Fax No.: (214) 655-1610


with a copy thereof to:


                           Powell & Coleman, L.L.P.
                           8080 N. Central Expressway, Suite 1380
                           Dallas, Texas  75206
                           Attention: Patrick M Arnold, Esq.
                           Telephone No.: (214) 890-7108
                           Fax No.: (214) 373-8768


and, if the party so to be served be Seller, addressed to Seller as follows:

                           c/o Koll Bren Schreiber Realty Advisors, Inc. 4343 Von Karman Avenue
                           Newport Beach, CA 92660
                           Attention: Mark Brecheen
                           Telephone No.: (949) 417-6535
                           Fax No.: (949) 250-6055
with copies thereof to:

                           James Chiboucas, Esq.
                           4343 Von Karman Avenue
                           Newport Beach, CA 92660
                           Telephone No.: (949) 417-6555
                           Fax No.: (949) 852-9472

                                    and

                           Morgan, Lewis & Bockius LLP
                           1 Ada, Suite 250
                           Irvine, California 92618
                           Attention: L. Bruce Fischer, Esq.
                           Telephone No.: (949) 453-3170
                           Fax No.:  (949) 453-3001

and, if the party to be served be Escrow Holder, addressed to Escrow Holder as follows:

                           Chicago Title Company
                           16969 Von Karman, Suite 200
                           Irvine, California 92606
                           Attention: Ms. Joy Eaton
                           Telephone No.: (949) 263-0123
                           Fax No.: (949) 263-0356

Service of any such notice or demand so made by personal delivery, registered or certified mail, recognized overnight courier or facsimile transmission shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or, as to facsimile transmissions, by "answer back confirmation" (provided that a copy of such notice or demand is delivered by any of the other methods provided above within one (1) business day following receipt of such facsimile transmission), as applicable, or at the expiration of the third (3rd) business day after the date of dispatch, whichever is earlier in time. Either party hereto may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address to which or a different person to whose attention all such notices or demands are thereafter to be addressed.

        15.2 ASSIGNMENT; BINDING ON SUCCESSORS AND ASSIGNS. Buyer shall not assign, transfer or convey its rights or obligations under this Agreement or with respect to the Property without the prior written consent of Seller, which consent Seller may withhold in its sole, absolute and subjective discretion; provided, however, Buyer may assign its rights under this Agreement without Seller's consent to an Affiliate (as hereinafter defined), so long as (i) Buyer provides Seller with no less than ten (10) days prior written notice of its intentions to assign its rights under this Agreement to the Affiliate, which notice must be accompanied by the name of such assignee and such assignee's signature block, (ii) the Affiliate assumes, jointly and severally, in writing Buyer's obligations hereunder and the Affiliate agrees in writing to be subject to all of the terms and conditions set forth in this Agreement pursuant to an assignment and assumption agreement substantially in the form attached hereto as
EXHIBIT I and made a part hereof (the "ASSIGNMENT AND ASSUMPTION AGREEMENT"), and (iii) Buyer shall not be released from its obligations hereunder. As used in this SECTION 15.2, the term "Affiliate" means (a) an entity that directly or indirectly controls, is controlled by or is under common control with the Buyer,
(b) any fund or entity sponsored by Buyer, or (c) an entity at least a majority of whose economic interest is owned by Buyer; and the term "control" means the power to direct the management of such entity through voting rights, ownership or contractual obligations. Any attempted assignment in violation of the provisions of this SECTION 15.2 shall be void and Buyer shall be deemed in default hereunder. Any permitted assignments shall not relieve the assigning party from its liability under this Agreement. Subject to the foregoing, and except as provided to the contrary herein, the terms, covenants, conditions and warranties contained herein and the powers granted hereby shall inure to the benefit of and bind all parties hereto and their respective heirs, executors, administrators, successors and assigns, and all subsequent owners of the Property.

        15.3 WORK PRODUCT. Effective upon and in the event of a termination of this Agreement for any reason, Buyer shall assign and deliver to Seller (at no cost to Seller), and does hereby assign without the need for any further act or instrument (at no cost to Seller), all reports, plans, studies, documents, written information and the like which has been generated by Buyer in-house or by Buyer's third party consultants, whether prior to the Opening of Escrow or during the period of Escrow in connection with Buyer's proposed acquisition, development, use or sale of the Real Property (collectively, the "WORK PRODUCT"). In such event, Buyer shall deliver the Work Product which has been assigned to Seller not later than five (5) days after the date of the termination of this Agreement. The Work Product shall be fully paid for and shall not be subject to any lien, encumbrance or claim of any kind. Buyer shall also return all materials and information (including, without limitation, the Property Information) given to it by Seller or its consultants during Escrow, in the same condition as delivered to Buyer.

        15.4 FURTHER ASSURANCES. In addition to the acts and deeds recited herein and contemplated to be performed, executed or delivered by Seller or Buyer, Seller and Buyer hereby agree to perform, execute and deliver, or cause to be performed, executed and delivered, on the Closing Date or thereafter any and all such further acts, deeds and assurances as Buyer or Seller, as the case may be, may reasonably require in order to consummate fully the transactions contemplated hereunder.

        15.5 ATTORNEYS' FEES. If any legal action or any arbitration or other proceeding is brought or if an attorney is retained for the enforcement of this Agreement or any portion thereof, or because of any alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover from the other reimbursement for the reasonable fees of attorneys and other costs (including court costs and witness fees) incurred by it, in addition to any other relief to which it may be entitled. The term "prevailing party" means the party obtaining substantially the relief sought, whether by compromise, settlement or judgment.

        15.6 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Unless otherwise expressly stated in this Agreement (a) each of the covenants, obligations, representations, and agreements contained in this Agreement shall survive the Close of Escrow and the execution and delivery of the Deed only for a period of twelve (12) months immediately following the Closing Date, and (b) any claim based upon a misrepresentation or a breach of a warranty contained in this Agreement shall be actionable or enforceable if and only if notice of such claim is given to the party which allegedly made such misrepresentation or breached such covenant, obligation, warranty or agreement within twelve (12) months after the Closing Date; provided, however, in no event shall Seller's liability, if any, with respect to any breach of Seller's representations or warranties hereunder exceed $250,000 in the aggregate. Notwithstanding anything stated to the contrary in this Agreement, the indemnification provisions of SECTIONS 4.3.1, 10.5 and 14 hereof and the provisions of SECTIONS 4.6, 10.1, 10.3, 10.4, 10.8, 11.2, 12.1, 12.2, 12.3, 13.2, 15.3, 15.5, 15.17 and 15.20
hereof shall survive the termination of this Agreement or the Close of Escrow without limitation, and shall not be merged with the recording of the Deed.

        15.7 ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding of the parties in respect to the subject matter hereof, and the parties intend for the literal words of this Agreement to govern and for all prior negotiations, drafts, and other extrinsic communications, whether oral or written, to have no significance or evidentiary effect. The parties further intend that neither this Agreement nor any of its provisions may be changed, amended, discharged, waived or otherwise modified orally except only by an instrument in writing duly executed by the party to be bound thereby. The parties hereto fully understand and acknowledge the importance of the foregoing sentence and are aware that the law may permit subsequent oral modification of a contract notwithstanding contract language which requires that any such modification be in writing; but Buyer and Seller fully and expressly intend that the foregoing requirements as to a writing be strictly adhered to and strictly interpreted and enforced by any court which may be asked to decide the question. Each party hereto acknowledges that this Agreement accurately reflect the agreements and understandings of the parties hereto with respect to the subject matter hereof and hereby waive any claim against the other party which such party may now have or may hereafter acquire to the effect that the actual agreements and understandings of the parties hereto with respect to the subject matter hereof may not be accurately set forth in this Agreement.

        15.8 GOVERNING LAW. This Agreement shall be governed by the laws of the State of Colorado.

        15.9 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

        15.10 HEADINGS; CONSTRUCTION. The various headings of this Agreement are included for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and the neuter and vice versa. The use in this Agreement of the term "including" and related terms such as "include" shall in all cases mean "without limitation." All references to "days" in this Agreement shall be construed to mean calendar days unless otherwise expressly provided and all references to "business days" shall be construed to mean days on which national banks are open for business.

        15.11 TIME OF ESSENCE. Seller and Buyer hereby acknowledge and agree that time is strictly of the essence with respect to each and every term, condition, obligation and provision hereof and failure to perform timely any of the terms, conditions, obligations or provisions hereof by either party shall constitute a material breach of, and non-curable (but waivable) default under this Agreement by the parties so failing to perform.

        15.12 PARTIAL VALIDITY; SEVERABILITY. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

        15.13 NO THIRD PARTY BENEFICIARIES. This Agreement is for the sole and exclusive benefit of the parties hereto and their respective permitted successors and assigns, and no third party is intended to, or shall have, any rights hereunder.

        15.14 JOINT PRODUCT OF PARTIES. This Agreement is the result of arms-length negotiations between Seller and Buyer and their respective attorneys. Accordingly, neither party shall be deemed to be the author of this Agreement and this Agreement shall not be construed against either party.

        15.15 CALCULATION OF TIME PERIODS. Unless otherwise specified, in computing any period of time described herein, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included at, unless such last day is a Saturday, Sunday or legal holiday for national banks in California, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday, or legal holiday. Unless otherwise expressly provided herein, the last day of any period of time described herein shall be deemed to end at 5:00 p.m., California time.

        15.16 PROCEDURE FOR INDEMNITY. The following provisions govern actions for indemnity under this Agreement. Promptly after receipt by an indemnitee of notice of any claim, such indemnitee will, if a claim in respect thereof is to be made against the indemnitor, deliver to the indemnitor written notice thereof and the indemnitor shall have the right to participate in and, if the indemnitor agrees in writing that it will be responsible for any costs, expenses, judgments, damages, and losses incurred by the indemnitee with respect to such claim, to assume the defense thereof, with counsel mutually satisfactory to the parties; provided, however, that an indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnitor, if the indemnitee reasonably believes that representation of such indemnitee by the counsel retained by the indemnitor would be inappropriate due to actual or potential differing interests between such indemnitee and any other party represented by such counsel in such proceeding. The failure of indemnitee to deliver written notice to the indemnitor within a reasonable time after indemnitee receives notice of any such claim shall relieve such indemnitor of any liability to the indemnitee under this indemnity only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnitor will not relieve it of any liability that it may have to any indemnitee other than under this indemnity. If an indemnitee settles a claim without the prior written consent of the indemnitor, then the indemnitor shall be released from liability with respect to such claim unless the indemnitor has unreasonably withheld such consent.

        15.17 SECTION 1031 EXCHANGE. Seller may consummate the sale of the Real Property as part of a so-called like kind exchange (the "EXCHANGE") pursuant to ss. 1031 of the Internal Revenue Code of 1986, as amended (the "CODE"), provided that: (a) the Close of EscroW shall not be delayed or affected by reason of the Exchange nor shall the consummation or accomplishment of the Exchange be a condition precedent or condition subsequent to Seller's obligations under this Agreement; (b) Seller shall effect the Exchange through an assignment of its rights under this Agreement to a qualified intermediary; and (c) Buyer shall not be required to take an assignment of the purchase agreement for the replacement property or be required to acquire or hold title to the Real Property for purposes of consummating the Exchange. Buyer shall not by this agreement or acquiescence to the Exchange (1) have its rights under this Agreement affected or diminished in any manner or (2) be responsible for compliance with or be deemed to have warranted to Seller that the Exchange in fact complies with ss. 1031 of the Code.

        15.18 WAIVER OF JURY TRIAL. To the extent permitted by applicable law, the parties hereby waive any right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

        15.19 NO PERSONAL LIABILITY. Notwithstanding anything stated to the contrary herein, Seller's liability under this Agreement shall be limited to Seller's interest in the Property and neither Seller, Seller's constituent partners, Seller's asset manager, nor Seller's directors, employees or agents shall have any personal liability hereunder.

        15.20 JOINT AND SEVERAL LIABILITY. If Buyer is composed of more than one individual or entity, all obligations and liabilities of Buyer under this Agreement shall be joint and several as to each of the individuals or entities who compose Buyer.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                         [Signatures on following pages]

SELLER:


KOLL BREN FUND V, L.P.,
a Delaware limited partnership

By:  KBS Investors IV,
     a Delaware general partnership,
     its general partner

     By: Schreiber Real Estate Investments, L.P.,
         a Delaware limited partnership,
         its general partner

         By:    Schreiber Investments, LLC,
                a California limited liability company,
                its general partner

                                By: ________________________________
                                      Charles J. Schreiber, Jr.,
                                      Manager

BUYER:

BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP, a Texas limited partnership,

By: Behringer Harvard Funds I LP,
    a Texas limited partnership
    its general partner


    By:_________________________________________
       Name:____________________________________
       Title:___________________________________

AGREED TO THIS ____
DAY OF ____________, 2004,
AS TO PROVISIONS RELATING
TO ESCROW HOLDER:


CHICAGO TITLE COMPANY

By______________________________
Its_____________________________

                         LIST OF EXHIBITS AND SCHEDULES


EXHIBIT A      --     Description of Real Property

EXHIBIT B      --     Description of Personal Property

EXHIBIT C      --     List of Contracts

EXHIBIT D      --     Form of Tenant Estoppel Certificate

EXHIBIT E      --     Form of Deed

EXHIBIT F      --     Form of Assignment of Lease, Contracts and Bill of Sale

EXHIBIT G      --     Form of FIRPTA Affidavit

EXHIBIT H      --     Form of Tenant Notice

EXHIBIT I      --     Form of Assignment and Assumption Agreement

EXHIBIT J      --     Form of Declaration of Easement

SCHEDULE 1     --     Disclosure Exhibit

                                    EXHIBIT A

                          Description of Real Property

Lot 1, Arapahoe Airport Center Joint Venture Filing No. 25, as per the plat recorded September 10, 2001 at Reception No. B1153795, County of Arapahoe, State of Colorado.

                                    EXHIBIT B

                        Description of Personal Property



(1) Wrench set
(1) 1/2 inch drive socket set 3/8, 1 1/4
(1) Combination drive socket set
(1) Hammer
(1) Cordless cut off tool Dewalt 18 volt
(1) Cordless circular saw Dewalt 18 volt
(1) 14 volt cordless drill
(1) Work bench
(1) Phone with Answering Machine
(1) Tool parts cabinet
(1) Cabinet service writer
(1) Pneumatic Calibration kit
(1) Drill set
(1) Wire stripper
(1) Lineman pliers
(3) Adjustable end wrenches
(1 ea) 24" and 12" pipe wrenches
(1) Complete set of screw drivers
(1) Plumbing torch
(1) Electrical volt and AMP meter
(1) Air temperature meter
(3) Adjustable pliers
(6) HVAC combs
(1) Hand saw
(1) Hacksaw
(1) Label maker

                                    EXHIBIT C

                                List of Contracts

                                   (Attached)


                                       LIST OF CONTRACTS


SERVICE                                VENDOR                                   ACCT#

Landscape Maintenance & Repair:        TruGreen LandCare                        N/A
                                       2333 W. Oxford Avenue
                                       Englewood, CO 80110
                                       Tel: (303) 781-1680
                                       Fax: (303) 781-0657

Pest Control Service:                  Terminix Commercial                      635133
                                       4665 S. Paris Street, Suite B-212
                                       Denver, CO 80239
                                       Tel: (303) 375-6505
                                       Fax: (303) 307-8534

Janitorial Service:                    Master Klean Janitorial, Inc.            N/A
                                       2149 S. Clermont Street
                                       Denver, CO 80222
                                       Tel: (303) 753-6084
                                       Fax: (303) 753-0565

HVAC Preventative Maintenance:         CONTRACT OUT TO BID                      N/A
                                       Filter changes and other R&M items
                                       currently being done by Building
                                       Engineer.  Large repairs are bid out.

Water Treatment:                       Rocky Mountain Aquatech                  N/A
                                       2771 W. Oxford Avenue, #5
                                       Englewood, CO 80110
                                       Tel: (303) 790-4704
                                       Fax: (303) 796-0837

24 Hour Monitoring Fire Alarm:         JD Davis, Inc.                           1510860
                                       1235 S. Huron Street
                                       Denver, CO 80223
                                       Tel: (303) 698-2330
                                       Fax: (303) 698-0128

Elevator Service:                      ThyssenKrupp Elevator Corporation        N/A
                                       PO Box 1000, Dept. 227
                                       Memphis, TN 38148-0227
                                       Tel: (303) 790-8566

Sweeping:                              Bob Popp Building Services               740102
                                       2100 S. Valentia Street
                                       Denver, CO 80231
                                       Tel: (303) 751-3113
                                       Fax: (303) 751-4350

Security Patrol:                       N/A                                      N/A

Window Washing:                        Bob Popp Building Services
                                       2100 S. Valentia Street
                                       Denver, CO 80231
                                       Tel: (303) 751-3113
                                       Fax: (303) 751-4350


Property Management Agreement:         CB Richard Ellis, Inc.                   N/A
                                       4600 S. Syracuse Street, Suite 100
                                       Denver, CO 80237
                                       Attn:  Leland Wallis
                                       Tel: (720) 528-6300
                                       Fax: (720) 528-6333

Leasing Services Agreement:            N/A                                      N/A


Water/Sewer:                           Arapahoe Water & Wastewater Authority    124006
                                       PO Box 172608
                                       Denver, CO 80217
                                       Tel: (303) 790-4830 x16
                                       Fax: (303) 790-9364

Gas:                                   Xcel Energy                              53-3166997-7
                                       PO Box 840
                                       Denver, CO 80201
                                       Tel: (800) 481-4700

Electricity:                           Xcel Energy                              53-3166997-7
                                       PO Box 840
                                       Denver, CO 80201
                                       Tel: (800) 481-4700

Phone Lines:                           Qwest                                    303-708-0166 158B
(Includes Elevator Phones)             Denver, CO 80244-0001
                                       Tel:  (800) 603-6000

Rubbish Removal                        Waste Management                         022-0029304-0178-7
                                       PO Box 1238
                                       Englewood, CO 80150
                                       Tel: (303) 797-1600
                                       Fax: (303) 794-2403

                                    EXHIBIT D

                       Form of Tenant Estoppel Certificate

                                   (Attached)

                           TENANT ESTOPPEL CERTIFICATE


        The undersigned ("TENANT") hereby certifies to ______________________________________, a ________________________________
("LANDLORD"), and ________________________, a _____________________________, and
its successors and assigns (collectively, "BUYER"), as of the date of this
Certificate:

        A. Tenant is the Lessee under that certain Lease dated ________________ relating to __________________ (the "Premises"), together with any amendments thereto (collectively, the "LEASE").

        B. Attached to this letter as EXHIBIT A (and made a part hereof by this reference) is a true, correct and complete copy of the Lease (including all addendums, riders, amendments, modifications and supplements thereto). The Lease has not been assigned, sublet, modified, changed, altered or amended in any respect except as reflected in EXHIBIT A hereto, and no other instrument or agreement, whether oral or written, affects Tenant's right to use or occupy Tenant's space. The Lease contains the entire agreement between Tenant and Landlord as to the leasing of the Premises, including specifically, without limitation, all agreements concerning any free rent, partial rent, rebate of rental payments or any other

        C.      The Lease commenced on _______________ and will expire on
_______________.

        D. To Tenant's actual knowledge, Landlord is not in any respect in default in the performance of the terms and provisions of the Lease, nor does any state of facts or condition exist which, with the giving of notice or the passage of time, or both, would result in such a default. To Tenant's actual knowledge, all conditions under the Lease to be performed by Landlord have been satisfied. Without limiting the generality of the foregoing, to Tenant's actual knowledge all improvements to be constructed in the Premises by Landlord have been completed to the satisfaction of Tenant and accepted by Tenant and any tenant construction allowances have been paid in full, and all duties of an inducement nature required of Landlord in the Lease have been fulfilled to Tenant's satisfaction.

        E. To Tenant's actual knowledge, Tenant has no defenses against the enforcement of the Lease by Landlord and Tenant knows of no present controversy, dispute, quarrel or disagreement which exists between Landlord and Tenant with respect to Tenant's tenancy. Without limiting the generality of the foregoing, to Tenant's actual knowledge, Tenant is not currently entitled to any offsets or credits against rentals payable under the Lease.

        F. To Tenant's actual knowledge, Tenant is not in any respect in default in the performance of the terms and provisions of the Lease nor does any state of facts or condition exist which, with the giving of notice or the passage of time, or both, would result in such a default. Without limiting the generality of the foregoing, Tenant is current in its rental obligation under the Lease.

        G. Monthly base rent is equal to $______ and has been paid through _________________, 200___.

        H. Tenant's security deposit held by Landlord is $______________________.

        I. Tenant has no right or option to purchase any portion of the Real Property upon which the Premises are situated.

        J. Tenant acknowledges that this Estoppel Certificate is being given in order to induce Buyer to purchase the property of which the Premises are a part, and to take on the obligations of Landlord. Buyer is entitled to rely upon this Estoppel Certificate.

        (SIGNATURE ON FOLLOWING PAGE)

Dated:   __________________, 200_



"TENANT"

By: _______________________________________

    _______________________________________
    (Print Name)                    (Title)

                                    EXHIBIT E

                                  Form of Deed

                                   (Attached)

                              SPECIAL WARRANTY DEED



        __________________________________ ("Grantor"), whose street address is
4343 Von Karman Avenue, Newport Beach, CA 92660, Attn: _____________________,
for the consideration of __________________________________ and no/100 Dollars
($__.00), in hand paid, hereby sells and conveys to ________________________________ ("Grantee") whose street address is_______________________________________, the real property ("Property")
located in the County of Arapahoe and State of Colorado and more particularly described on Exhibit A attached hereto, with all its appurtenances, and warrants the title to the same, subject to: (a) all liens, encumbrances, easements, covenants, conditions, and restrictions of record in Arapahoe County, Colorado, to the extent same are valid and affect the Property; (b) all interests of tenants in possession of the Property; (c) all matters that would be revealed or disclosed in an accurate survey of the Property; (d) a lien not yet delinquent for taxes, and any general or special assessments against the Property; and (e) zoning ordinances and regulations and any other laws, ordinances, or governmental regulations restricting or regulating the use, occupancy, or enjoyment of the Property.

BY ACCEPTING THIS DEED (AS EVIDENCED BY THE RECORDING OF THIS SPECIAL WARRANTY DEED IN THE OFFICIAL RECORDS OF BOULDER COUNTY, COLORADO), GRANTEE ACKNOWLEDGES AND AGREES THAT GRANTEE IS TAKING THE PROPERTY "AS-IS" AND WITHOUT ANY EXPRESS OR IMPLIED WARRANTIES (EXCEPT FOR GRANTOR'S EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN THE PURCHASE AGREEMENT ENTERED INTO BETWEEN GRANTOR AND GRANTEE).



Signed this _________ day of ____________________, 2004.


                                        ____________________________________,
                                        a ___________________________________

STATE OF CALIFORNIA           )
                              )   SS.
COUNTY OF ORANGE              )


        On ______________, 2004, before me, _______________________, a Notary
Public, personally appeared _______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

        WITNESS my hand and official seal.

                                           ___________________________________

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                   [ATTACHED]

                                    EXHIBIT F

                          Form of Assignment of Lease,
                                  Contracts and
                                  Bill of Sale

                                   (Attached)

               ASSIGNMENT OF LEASE AND CONTRACTS AND BILL OF SALE

        This Assignment of Lease and Contracts and Bill of Sale (this "ASSIGNMENT") is executed and delivered as of the ____ day of _________, 200_ (the "Closing Date") pursuant to that certain Purchase and Sale Agreement and Escrow Instructions ("AGREEMENT") dated ________, 200_, by and between _____________________________, a _____ ___________________ ("SELLER"),
and_______________________, a_____________________ ("PURCHASER"), covering the real property described in EXHIBIT A attached hereto ("PROPERTY").

        1. SALE OF PERSONALTY. For good and valuable consideration, Seller hereby sells, transfers, sets over and conveys to Purchaser the following (the "Personal Property"):

        (a) TANGIBLE PERSONALTY. All of Seller's right, title and interest, if any, in and to all the furniture, fixtures, equipment, and other tangible personal property listed on EXHIBIT B attached hereto or otherwise located in or on the Property to the extent owned by Seller; and

        (b) INTANGIBLE PERSONALTY. All the right, title and interest of Seller, if any, in and to assignable licenses and permits relating to the operation of the Property, assignable guaranties and warranties from any contractor, manufacturer or other person in connection with the construction or operation of the Property, and the right to use the name of the Property (if any), but specifically excluding any right, title or interest of Seller in any trademarks, service marks and trade names of Seller (including, without limitation, the names "Koll", "Bren", "K/B" or any derivative thereof, or any name that includes the word "Koll", the word "Bren" or the word "K/B" or any derivative thereof) and with reservation by Seller to use such name in connection with other property owned by Seller in the vicinity of the Property.

        2. ASSIGNMENT OF LEASE AND CONTRACTS. For good and valuable consideration, Seller hereby assigns, transfers, sets over and conveys to Purchaser, and Purchaser hereby accepts the following:

        (a) LEASE. All of the Seller's right, title and interest in and to the lease described in EXHIBIT_C attached hereto ("LEASE");

        (b) CONTRACTS AND AGREEMENTS. Seller's right, title and interest in and to the contracts and agreements described in EXHIBIT D-1 AND EXHIBIT D-2 attached hereto (the "CONTRACTS").

        3. ASSUMPTION. Purchaser hereby assumes the obligations of Seller under (a) the Lease listed on Exhibit C attached hereto arising from and after the Closing Date, (b) the Contracts listed on Exhibit D-1 attached hereto arising from and after the Closing Date, (c) the Contracts listed on Exhibit D-2 attached hereto arising before or after the Closing Date, and (d) that certain management agreement dated ______________, entered into by and between Seller and ____________, but only to the extent of any leasing commissions hereafter payable thereunder arising out of the lease of space in the Property by Purchaser after the date of this Assignment, and shall defend, indemnify and hold harmless Seller from and against any liability, damages, causes of action, expenses, and attorneys' fees incurred by Seller by reason of the failure of Purchaser to fulfill, perform, discharge, and observe its obligations with respect to the Lease or the Contracts to the extent Purchaser received a credit in connection with the Close of Escrow (as such term is defined in the Agreement) with respect to such obligations..

        4. AGREEMENT APPLIES. Except as may otherwise be provided in the Agreement, the Contracts and Lease are being assigned and transferred, and the Personal Property is being transferred, to Purchaser on an "as is," and "where is" basis, with all faults, and without any representation or warranty, all of which Seller hereby disclaims, all as more particularly set forth in [SECTION ] of the Agreement, which Section shall be, and hereby is, incorporated herein by reference.

        5. COUNTERPARTS. This Assignment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, with the same effect as if all parties had signed the same signature page.

        6. ATTORNEYS' FEES. In any action between the parties to enforce any of the terms or provisions of this Assignment, the prevailing party in the action shall be entitled to recover from the non-prevailing party, in addition to damages, injunctive relief or other relief, and its reasonable costs and expenses, including, without limitation, costs and reasonable attorneys' fees (including on appeal).

        7. MERGER. This Assignment and the Agreement contain the entire understanding between the parties relating to their subject matter. All prior and contemporaneous agreements and understandings, whether oral or written, are superseded by this Assignment and the Agreement. This Assignment may only be modified in writing executed by both Purchaser and Seller. Nothing contained in this Assignment is intended to terminate or affect the validity of any of the representations or warranties contained in the Agreement.

        8. JOINT AND SEVERAL LIABILITY. All obligations and liabilities of Purchaser under this Assignment shall be joint and several as to each of the individuals or entities who compose Purchaser.

        9. MISCELLANEOUS. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, executors, administrators, successor-in-interest and assigns. If any term or provision of this Assignment shall be held invalid or unenforceable, the remainder of this Assignment shall not be affected. This Assignment shall be construed in accordance with and governed by the laws of the State of _________. Nothing in this Assignment shall impair, limit or lessen any of the rights of the parties with respect to the provisions of the Agreement which were intended to survive the Closing Date. Nothing in this Assignment, express or implied, is intended to confer upon any person or entity, other than the parties hereto and their respective successors and assigns, any rights or remedies.

        IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the date written above.

                                          SELLER:


                                          ______________________________________
                                          a ____________________________________



                                          ______________________________________


                                          PURCHASER:

                                          ______________________________________
                                          a ____________________________________

                                   EXHIBIT A

                             DESCRIPTION OF PROPERTY

                                   [ATTACHED]

                                    EXHIBIT B

                        DESCRIPTION OF TANGIBLE PROPERTY

                                   [ATTACHED]

                                    EXHIBIT C

               DESCRIPTION OF LEASE UNDER WHICH PURCHASER ASSUMES
                       OBLIGATIONS AFTER THE CLOSING DATE

                                   [ATTACHED]

                                   EXHIBIT D-1

                 LIST OF CONTRACTS UNDER WHICH PURCHASER ASSUMES
                       OBLIGATIONS AFTER THE CLOSING DATE

                                   [ATTACHED]

                                   EXHIBIT D-2

                 LIST OF CONTRACTS UNDER WHICH PURCHASER ASSUMES
                  OBLIGATIONS BEFORE AND AFTER THE CLOSING DATE

                                   [ATTACHED]

                                    EXHIBIT G

                            Form of FIRPTA Affidavit

                                   (Attached)

                               FIRPTA CERTIFICATE

        Section 1445 of the Internal Revenue Code of 1986 (the "CODE") provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform ______________________, a ______________ ("TRANSFEREE") that withholding of tax is not required upon the disposition of a U.S. real property interest, the undersigned hereby certifies the following on behalf of ______________________, a ______________
("TRANSFEROR"):


        1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate(as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

        2. Transferor is not a disregarded entity as defined in ss.1.1445-2(b)(2)(iii);

        3. Transferor's U.S. employer identification number is _______________; and

        4. Transferor's office address is: 4343 Von Karman Avenue, Newport Beach, California 92660.

        Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

        Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.


Date:  ________________, 200__


                                                 ______________________________

                                    EXHIBIT H

                              Form of Tenant Notice

                                   (Attached)

                                NOTICE TO TENANT

                                                                [Date]


[Project Name]
[Address]
[City/State/ZIP]

Dear Tenant:

        Notice is hereby given to you, the tenant at ______________________ (the "PROPERTY") that ________________________________________, a
________________________________ ("SELLER"), the current owner of the Property, has sold the Property to _______________________, a
_____________________________ ("PURCHASER") effective (DATE OF TAKEOVER).
Purchaser has assumed all of the obligations of landlord under your lease, including any obligations with respect to your security deposit, if any, which has been transferred to Purchaser.


                                          Sincerely,

                                          "Seller"


                                          ______________________________________
                                          a ____________________________________


                                          ______________________________________


                                          "Purchaser"

                                          ______________________________________
                                          a ____________________________________

                                    EXHIBIT I

                   Form of Assignment and Assumption Agreement

                                   (Attached)

                            ASSIGNMENT AND ASSUMPTION
                                    AGREEMENT

        THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment and Assumption") dated as of ____________, 200_, is entered into by and between _____________________, a ____________________ ("Assignor" and "Buyer"), and
____________________, a _____________________ ("Assignee"):

                                    RECITALS

        A. Reference is hereby made to that certain Purchase and Sale Agreement and Escrow Instructions dated as of _______________, 200_, by and between Buyer and _______________________, a __________________ ("Seller") (the
"Purchase Agreement"). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.

        B. Assignor desires to assign to Assignee, all of Assignor's right, title and interest as buyer in, to and under the Purchase Agreement, and Assignee desires to accept the assignment thereof and assume Assignor's obligations thereunder.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

        1.      Assignment and Assumption and Assumption.

                1.1 Assignment. Assignor hereby transfers, assigns and conveys, without recourse, representation or warranty, express or implied, all of Assignor's rights, interests, liabilities and obligations in and to the Property, and all of Assignor's rights, interests, liabilities and obligations under the Purchase Agreement (and related documents) to acquire same to Assignee. Assignee hereby assumes all such rights, interests, liabilities and obligations, and joins in all representations, warranties, releases, and indemnities, of Assignor under the Purchase Agreement (and related documents) relating to such Property and the Purchase Agreement (and related documents) assigned to it above. Assignor agrees it shall not be released from its obligations under the Purchase Agreement as a result of this Assignment and Assumption, and Assignee agrees that its acquisition of the Property pursuant to the Purchase Agreement shall be subject to all terms and conditions thereof, including without limitation all release and as-is provisions of the Purchase Agreement. Notwithstanding the foregoing, commencing as of the date hereof, (i) Seller shall have the right to deal exclusively with Assignee with respect to all matters concerning the Purchase Agreement, including, without limitation, any modifications and amendments to the Purchase Agreement, without obtaining Assignor's prior consent, and (ii) Assignee shall have the full authority to bind the Assignee and Buyer.

                1.2 Assumption. Assignee hereby assumes all of the terms and provisions under the Purchase Agreement, and all of Assignor's obligations under the Purchase Agreement arising after the date hereof and agrees fully and faithfully to pay, perform and discharge, as and when payment, performance and discharge are due, all of Buyer's obligations under the Purchase Agreement arising after the date hereof, including, without limitation, all of the "as-is," release and indemnity provisions set forth under the Purchase Agreement.

                1.3. This Assignment and Assumption shall be binding on and inure to the benefit of Assignor and Assignee and their respective heirs, executors, administrators, successors in interest and permitted assigns.

        2. Attorneys' Fees. In the event any party institutes any action or proceeding against the other party with regard to this Assignment and Assumption, the prevailing party of such action shall be entitled to recover from the non-prevailing party (in addition to all other remedies provided by law) its attorneys' fees and costs incurred in such action or proceeding.

        3. Counterparts. This Assignment and Assumption may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Each counterpart may be delivered by facsimile transmission. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto. (Signatures on Next Page)

                                    EXHIBIT J

                         Form of Declaration of Easement

                                   (Attached)

                                   SCHEDULE 1

                               Disclosure Exhibit



CONDEMNATION PROCEEDINGS:  None.

LITIGATION:                         None.

VIOLATIONS:                         None.

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                                    TABLE OF CONTENTS
                                                                                    PAGE

1.      BASIC TERMS AND DEFINITIONS; REFERENCES......................................1

        1.1     Basic Terms and Definitions..........................................1

        1.2     References...........................................................1

2.      PURCHASE AND SALE............................................................1

        2.1     The Real Property, together with the buildings located thereon, and all associated parking areas, and all other improvements located thereon (the buildings and such other improvements are referred to herein collectively as the ("Improvements"); all references hereinafter made to the Real Property shall be deemed to include all rights, privileges, easements and appurtenances benefiting the Real Property and/or the Improvements situated thereon, including, without limitation, all mineral and water rights and all easements, rights-of-way and other appurtenances used or connected with the beneficial use or enjoyment of the
                Real Property;.......................................................2

        2.2     All personal property, equipment, supplies and fixtures
                (collectively, the "Personal Property") listed on Exhibit B attached hereto or otherwise left on the Real Property at the
                Close of Escrow (as defined in Section 8.1 hereof) to the extent owned by Seller;.....................................................2

        2.3     All of Seller's interest in any intangible property (expressly excluding the names "Koll," "Bren", "K/B" or any derivative thereof, or any name that includes the word "Koll", the word
                "Bren", or the word "K/B", or any derivative thereof) used or useful in connection with the foregoing, including, without limitation, all contract rights, warranties, guaranties,
                licenses, permits, entitlements, governmental approvals and certificates of occupancy which benefit the Real Property and/or the Personal Property;...............................................2

        2.4     All of Seller's interest in the lease affecting the Real
                Property as of the Close of Escrow (the "Lease"); and................2

        2.5     All of Seller's interests in the contracts listed on Exhibit C attached hereto and all contracts hereafter entered into by
                Seller to the extent permitted by the provisions of this
                Agreement (the "Contracts")..........................................2

3.      PURCHASE PRICE AND DEPOSIT...................................................2

        3.1     Purchase Price.......................................................2

        3.2     Payment of Purchase Price............................................2

                3.2.1   Within two (2) business days after the Effective Date of
                        this Agreement by Buyer and Seller, and as a condition
                        precedent to the effectiveness hereof, Buyer shall
                        deposit in escrow with Escrow Holder (as defined in
                        Section 9.1 hereof), in cash or current funds, the sum
                        of (a) Seven Hundred Fifty Thousand Dollars ($750,000)
                        (the "Transaction Deposit"), plus (b) Two Hundred Fifty
                        Thousand Dollars ($250,000) (the "Performance Deposit");
                        the Transaction Deposit and the Performance Deposit are
                        sometimes hereinafter collectively referred to as the
                        "Deposit." Immediately upon Escrow Holder's receipt of
                        the Deposit (the "Opening of Escrow"), Escrow Holder
                        shall invest the same in a federally insured
                        interest-bearing account acceptable to Seller and Buyer,
                        with all interest accruing thereon credited to the
                        Purchase Price...............................................2

                3.2.2   Provided all the conditions in Section 7.1 hereof have
                        been satisfied or waived by Buyer, Buyer shall deposit
                        in cash or current funds with Escrow Holder no later
                        than 1:00 p.m................................................3

        3.3     Disposition of Deposit Upon Failure to Close.........................3

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                                                                                   PAGE

4.      PROPERTY INFORMATION; TITLE REVIEW; INSPECTIONS AND DUE DILIGENCE;
        TENANT ESTOPPEL CERTIFICATE; CONFIDENTIALITY.................................3

        4.1     Property Information.................................................3

        4.2     Title and Survey Review; Title Policy................................4

                4.2.1   Delivery of Title Report.....................................4

                4.2.2   Title Review and Cure........................................4

                4.2.3   Delivery of Title Policy at Closing..........................4

        4.3     Inspections; Due Diligence Period....................................5

                4.3.1   Inspections in General.......................................5

                4.3.2   Environmental Inspections....................................5

                4.3.3   Termination During Due Diligence Period......................5

        4.4     Tenant Estoppel Certificate..........................................6

        4.5     Contracts............................................................6

        4.6     Confidentiality......................................................6

5.      OPERATIONS AND RISK OF LOSS..................................................6

        5.1     Ongoing Operations...................................................6

        5.2     New Contracts........................................................6

        5.3     Leasing Arrangements.................................................7

        5.4     Damage or Condemnation...............................................7

6.      SELLER'S AND BUYER'S DELIVERIES..............................................7

        6.1     Seller's Deliveries into Escrow......................................7

        6.2     Buyer's Deliveries into Escrow.......................................8

        6.3     Closing Statements/Escrow Fees; Tenant Notices.......................8

        6.4     Post-Closing Deliveries and Agreements...............................8

7.      CONDITIONS TO BUYER'S AND SELLER'S OBLIGATIONS...............................8

        7.1     Conditions to Buyer's Obligations....................................8

        7.2     Conditions to Seller's Obligations...................................9

8.       CLOSE OF ESCROW; POSSESSION................................................10

        8.1     "Close of Escrow" shall mean and refer to Seller's receipt of the Purchase Price and the other amounts due Seller in
                accordance with the provisions of Section 9.1(b) below..............10

        8.2     Sole exclusive possession of the Real Property, subject only to the Permitted Exceptions, shall be delivered to Buyer on the
                Closing Date........................................................10

9.      ESCROW......................................................................10

        9.1      Closing............................................................10

        9.2      Escrow and Title Charges...........................................11

        9.3      Procedures Upon Failure of Condition...............................11

10.     PRORATIONS..................................................................11

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                                                                                   PAGE

        10.1    Collected Rent......................................................12

        10.2    Operating Costs and Additional Rent Reconciliation..................12

        10.3    Taxes and Assessments...............................................12

        10.4    Leasing Commissions, Tenant Improvements and Contracts..............13

        10.5    Tenant Deposits.....................................................13

        10.6    Utilities and Utility Deposits......................................13

        10.7    Owner Deposits......................................................13

        10.8    Percentage Rents....................................................14

        10.9    Final Adjustment After Closing......................................14

11.     SELLER'S REPRESENTATIONS AND WARRANTIES; AS-IS..............................14

        11.1    Seller's Representations and Warranties.............................14

        11.2    As-Is...............................................................16

12.     BUYER'S COVENANTS, REPRESENTATIONS AND WARRANTIES; RELEASE; ERISA;
        INDEMNIFICATION.............................................................17

        12.1    Representations and Warranties......................................17

        12.2    Release.............................................................18

        12.3    ERISA...............................................................18

        12.4    Intentionally Omitted...............................................19

13.     DEFAULT AND DAMAGES.........................................................19

        13.1    DEFAULT BY BUYER....................................................19

        13.2    Default by Seller...................................................19

14.     BROKER'S COMMISSIONS........................................................20

15.     MISCELLANEOUS PROVISIONS....................................................20

        15.1     Notices............................................................20

        15.2     Assignment; Binding on Successors and Assigns......................21

        15.3     Work Product.......................................................22

        15.4     Further Assurances.................................................22

        15.5     Attorneys' Fees....................................................22

        15.6     Survival of Representations, Warranties and Agreements.............22

        15.7     Entire Agreement...................................................22

        15.8     Governing Law......................................................23

        15.9     Counterparts.......................................................23

        15.10    Headings; Construction.............................................23

        15.11    Time of Essence....................................................23

        15.12    Partial Validity; Severability.....................................23

        15.13    No Third Party Beneficiaries.......................................23

        15.14    Joint Product of Parties...........................................23

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                                    TABLE OF CONTENTS
                                       (continued)

                                                                                   PAGE

        15.15    Calculation of Time Periods........................................23

        15.16    Procedure for Indemnity............................................23

        15.17    Section 1031 Exchange..............................................24

        15.18    Waiver of Jury Trial...............................................24

        15.19    No Personal Liability..............................................24

        15.20    Joint and Several Liability........................................24






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